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                       STANDARD BUILDING LEASE AGREEMENT

     THIS LEASE AGREEMENT is made and entered into this 22nd day of April, 1999, by and between Heritage Commons I, Ltd. ("Landlord") and Ameritrade Holding Corporation ("Tenant").

                                   ARTICLE 1
                                    PREMISES

     SECTION 1.1. GRANT. Subject to and upon the terms, provisions, and conditions hereinafter set forth, and in consideration of the Rental, covenants, duties, and agreements hereinafter contained, Landlord does hereby demise and lease to Tenant for the Term, and Tenant does hereby lease from Landlord for the Term, the Leased Premises. Subject to and upon the terms, provisions and conditions hereinafter set forth, Landlord hereby grants to Tenant the license to use (in common with Landlord, other tenants of the Building, and such other persons as Landlord may permit to use such facilities, and in accordance with such rules and regulations as Landlord may prescribe for the use of such facilities), the lobby, pedestrianways, and public corridors of the Building.

     SECTION 1.2. CERTAIN DEFINITIONS. In addition to the definitions set forth in the Basic Lease Information, for purposes of this Lease, the following terms shall have the following meanings unless the context otherwise requires:

            (a) "Affiliate" shall mean, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Person in question. As used in this definition of "Affiliate," the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

            (b) "Basic Lease Information" shall mean the Basic Lease Information executed by Landlord and Tenant contemporaneously herewith which sets forth certain definitions and basic provisions of this Lease.

            (c) "Branch" shall mean that portion of any Building system which connects or extends Central systems into or through the Leased Premises.

            (d) "Building Standard" shall mean the quantity and quality of materials, services, finishes and workmanship from time to time specified by Landlord as the standard quantity and quality of such items to be furnished to tenants in the Building.

            (e) "Central" shall mean that portion of any Building system or component which is within the core of the Building and serves or benefits all tenants in the Building.

            (f) "Electrical Costs" shall mean the cost of all electricity used by the Building.

            (g) "General Common Areas" shall mean those areas of the Building, such as elevator rooms, mechanical and electrical rooms, telephone rooms, lobby areas, loading docks, pedestrian ways, sky lobbies, freight lobbies, maintenance areas, enclosed public areas and any other similar areas which serve the Building as a whole as opposed to a particular floor or floors.

            (h) "Highest Lawful Rate" shall mean the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness owed to Landlord under this Lease under the laws which are presently in effect of the United States of America and the State of Texas applicable to Landlord and such indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the State of Texas which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws not allow. To the extent that TEX. REV. CIV. STAT. ANN. art. 5069-I.04, as amended (the "Act"), is relevant to Landlord for the purposes of determining the Highest Lawful Rate, Landlord elects to determine such applicable legal rate under the Act pursuant to the "indicated rate ceiling," pursuant to and subject to the terms of the Act, and further subject to any right Landlord may have subsequently, under applicable law, to change the method of determining the Highest Lawful Rate.

            (i) "Holidays" shall mean New Year's Day, Memorial Day, July 4, Labor Day, Thanksgiving Day, the day following Thanksgiving Day, and Christmas Day.

            (j) "Lease" shall mean this Lease, together with the Basic Lease Information, all exhibits, addenda, riders and amendments thereto (if any).

            (k)  [Intentionally Omitted]

            (l) "Lease Year" shall mean any period of one year commencing on the Rent Commencement Date or any anniversary thereof.

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          (m)  "Net Rentable Area" shall mean that area, on either a single tenancy floor, on a floor to be occupied by more than one tenant, which is determined by measuring and computing rentable area on each type of floor in accordance with the American National Standard Method of Measuring Floor Area in Office Buildings of the Building Owners and Managers Association International (ANSIZ65.1-1996; as promulgated on June 7, 1996).

          (n) "On-Floor Common Areas" shall mean those areas on multi-tenant floors devoted to corridors, elevator foyers, restrooms, mechanical and electrical rooms, janitor closets, vending areas and other similar facilities designated by Landlord for the use of all tenants on a particular floor.

          (o)  "Operation" shall have the meaning ascribed to it in Section
     4.3(a).

          (p)  "Operating Expenses" shall have the meaning ascribed to it in
     Section 4.3.

          (q) "Operating Year" shall mean any twelve (12)-month period beginning on January 1 of any calendar year and ending on December 31 of such calendar year.

          (r) "Person" shall mean an individual, corporation, partnership, trust, estate, unincorporated organization, association, or other entity.

          (s)  [Intentionally Omitted]

          (t) "Prime Rate" shall mean the per annum rate of interest equal to the "base," "reference," or "prime" rate of interest, however denominated, established by Bank One, Texas, N.A., or its successor in interest, as its reference rate of interest (which may not be the lowest rate of interest charged by Bank One, Texas, N.A. or its successor in interest) and which rate is in effect on the date on which this Lease is terminated.

          (u)  "Project" shall mean the Land and Building.

          (v) "Rental" shall mean Base Rental, plus Tenant's Proportionate Share of Operating Expenses, plus Tenant's Proportionate Share of all Electrical Costs, plus all other sums due, or that may become due, from Tenant to Landlord under this Lease.

          (w) "Rent Commencement Date" shall have the meaning ascribed to it in the Basic Lease Information.

          (x) "Rules and Regulations" shall mean the rules and regulations set forth in Exhibit E.

          (y) "Service Areas" shall mean those areas within (and measured from the midpoint of the walls enclosing) the Building's stairs, fire towers, elevator shafts, elevator mechanical rooms, flues, vents, stacks, pipe shafts, vertical shafts and ducts and other similar vertical penetrations in the Building.

          (z)  "Statement" shall have the meaning ascribed to it in Section 4.5.

          (aa) "Supplemental Agreement" shall mean the agreement to be entered into by Landlord and Tenant in the form of Exhibit C attached hereto and made a part hereof.

          (bb) "Tenant's Agents" shall mean Tenant's directors, officers, employees, partners, shareholders, constituent partners, agents, representatives, servants, patrons, guests, contractors, licensees, invitees, assignees, sublessees, visitors and any other person for whom Tenant is or shall become liable or responsible.

          (cc) "Tenant's Proportionate Share" shall mean a fraction the numerator of which is the Net Rentable Area of the Leased Premises and the denominator of which is the aggregate Net Rentable Area of the Building; which fraction, expressed as a percentage, is set forth in the Basic Lease Information based upon the presently existing Net Rentable Areas in the Leased Premises and the Building, but which fraction is subject to adjustment based upon changes in any such areas arising as a result of any expansion of the Leased Premises, pursuant to any right granted to Tenant hereunder, and pursuant to the terms of Section 1.3.

          (dd) [Intentionally Omitted]

          (ee) "Usable Area" shall mean that area, on either a single tenancy floor or a floor to be occupied by more than one tenant, which is determined by measuring and computing usable area on each type of floor in accordance with the American National Standard Method of Measuring Floor Area in Office Buildings of the Building Owners and Managers Association International (ANSI Z65.1-1996; as promulgated on June 7, 1996).

     SECTION 1.3 ADJUSTMENTS TO NET RENTABLE AREA. The Net Rentable Area of the Leased Premises and the Building stated in the Basic Lease Information are estimates subject to a final determination by Landlord based on the final Working Drawing and on the final floor plans of the Building. The Net Rentable Area of the Building is


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subject to further adjustment in the event of any future expansion or modification of the Building. Landlord's final determination of Net Rentable Area shall be conclusive and binding upon Tenant provided the Leasehold Improvements are completed in substantial accordance with the Working Drawing.

     SECTION 1.4. SUPPLEMENTAL AGREEMENT. Upon Landlord's final determination of Net Rentable Area as provided in Section 1.3, and as an express condition precedent to Tenant's right to occupy the Leased Premises, Landlord and Tenant agree to execute the Supplemental Agreement. Tenant's failure or refusal to execute the Supplemental Agreement shall not delay the Rent Commencement Date, affect the Term, or otherwise affect the obligations of Tenant hereunder.

                                   ARTICLE 2
                       LEASE AND RENT COMMENCEMENT; TERM

     SECTION 2.1. LEASE COMMENCEMENT. This Lease shall be binding upon the parties hereto when executed by Landlord and Tenant; however, Rental and the Term shall not commence until the Rent Commencement Date.

     SECTION 2.2. RENEWAL TERM. Provided Tenant is not in default hereunder, Tenant shall have the right to extend the Term of this Lease for an additional term of 120 days, such additional term to commence immediately upon the expiration of the primary Term of this Lease. If Tenant elects to so extend the Term, Tenant shall do so by written notice to Landlord delivered at least 120 days prior to the expiration of the primary Term. Such extension shall be upon all terms and conditions of this Lease as are applicable to the primary Term (including but not limited to Base Rental), except that Tenant shall have no further right to extend the Term hereof.

     SECTION 2.3.  [Intentionally Omitted]

     SECTION 2.4. QUIET ENJOYMENT. So long as Tenant is not in default hereunder, Tenant shall peaceably and quietly enjoy the Leased Premises without disturbance from Landlord; subject, however, to the terms of this Lease and to deeds of trust, mortgages, ordinances, restrictive covenants, franchises, leases, easements, and other agreements or encumbrances now or hereafter affecting the Project; provided, however, that Landlord agrees it will not cause any matter to be filed of record subsequent to the date hereof which would interfere with the Permitted Use or otherwise materially change Tenant's obligations hereunder.

                                   ARTICLE 3
                       BASE RENTAL AND SECURITY DEPOSIT

     SECTION 3.1. BASE RENTAL. Tenant agrees to pay Landlord Base Rental at the rates, in the amounts, and during the time periods set forth in the Basic Lease Information. Rental shall be paid to Landlord, in lawful money of the United States, without notice or demand and without deduction or offset (except as otherwise expressly provided herein), at Landlord's Address (or at such other address as Landlord may from time to time designate in writing to Tenant), on the first day of each calendar month throughout the Term or at such other times as is otherwise expressly provided for herein. Base Rental, adjusted as herein provided, shall be payable monthly in advance. The first monthly installment of Base Rental shall be payable contemporaneously with the execution of this Lease and a like monthly installment of Base Rental shall be due on the first day of the second full calendar month of the Term and continuing thereafter on the first day of each succeeding calendar month during the Term. If the Rent Commencement Date is a day other than the first day of a calendar month, the monthly installment of Base Rental for the fractional month in question shall be prorated based on 1/365 of the current annual Base Rental for each day of such fractional month.

     SECTION 3.2. ELECTRICAL COSTS. Tenant shall pay to Landlord an amount equal to the product of (a) the Electrical Costs, multiplied by (b) Tenant's Proportionate Share. Such amount shall be payable monthly based on Landlord's estimate of the amount due for each month, and shall be due on the Rent Commencement Date and on the first day of each calendar month thereafter unless Landlord has not theretofore furnished Tenant with information indicating the amount due, in which event such amount shall be due within ten (10) days after Landlord has delivered to Tenant an invoice therefor. Landlord shall furnish to Tenant a statement of Landlord's actual Electrical Costs for the previous Operating Year as a part of the Statement delivered pursuant to Section 4.5. If the Statement reveals that Tenant paid more for Electrical Costs than Tenant's Proportionate Share of Electrical Costs in the Operating Year for which such Statement was prepared, then Landlord shall reimburse Tenant such excess within ten (10) days after the delivery of the Statement or, at Tenant's option, credit the amount of such refund against Tenant's Proportionate Share of estimated Electrical Costs for the ensuing Operating Year; likewise, if Tenant paid less than Tenant's Proportionate Share of Electrical Costs, then Tenant shall pay Landlord such deficiency within ten (10) days after the delivery of the Statement. With respect to any Operating Year or partial Operating Year in which the Building is not fully occupied, the Electrical Costs for such period shall, for the purposes hereof, be increased to the amount which, in Landlord's reasonable judgement, would have been incurred had the total Net Rentable Area in the Building been fully occupied.

     SECTION 3.3. SECURITY DEPOSIT. Landlord acknowledges the receipt from Tenant of the sum stated in the Basic Lease Information as the Security Deposit. The Security Deposit shall be held by Landlord as security for Tenant's performance under this Lease. The Security Deposit is not an advance payment of Rental or a measure of Landlord's damages upon default by Tenant. Landlord may, from time to time, without prejudice to any other remedy, apply the Security Deposit to make good any arrearages of Rental or to satisfy any other obligations of Tenant hereunder. Following any such application, Tenant shall pay to Landlord on demand the amount so applied so as to restore the Security Deposit to its original amount. If Landlord transfers its interest in the Leased Premises,

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Landlord may assign the Security Deposit to the transferee, whereupon Landlord shall have no further liability for the return thereof to Tenant. The security deposit shall be deemed the property of Landlord, but any remaining balance of such security deposit shall be returned by Landlord to Tenant within ten (10) days after the fulfillment of Tenant's obligations under this Lease (excluding any obligations that survive the termination or expiration of this Lease and with respect to which Tenant has not received written notice from Landlord within ten (10) days following the expiration or termination of this Lease).

                                   ARTICLE 4
                              OPERATING EXPENSES

     SECTION 4.1 OPERATING EXPENSES. For each Operating Year during the Term, Tenant shall pay to Landlord as Rental, Tenant's Proportionate Share of the Operating Expenses. In regard to the Operating Year in which this Lease commences and terminates, Tenant's Proportionate Share shall be pro rated based on the number of calendar days of the Term which fell within the Operating Year in question.

     SECTION 4.2  ADJUSTMENTS TO OPERATING EXPENSES.  [Intentionally Omitted]

     SECTION 4.3  DEFINITION OF OPERATING EXPENSES.

          (a) "Operating Expenses" as used herein shall consist of any and all costs, expenses, and disbursements (excluding only the items set forth in subparagraph (b) below) which Landlord shall incur, pay, or become obligated to pay, computed in accordance with generally accepted accounting principles consistently applied on the accrual method of accounting, in connection with the ownership, operation, maintenance, repair, access, control, and security of the Project (collectively, the "Operation" of the Project). The following list is illustrative of costs included in Operating Expenses, but is not intended to be all-inclusive:

               (i) Wages, salaries, fees, and other compensation of all personnel or entities, including taxes, insurance, and benefits relating thereto;

               (ii)  Cost of supplies and materials;

               (iii) Cost of maintenance, janitorial, security, landscaping, access control, and other service agreements;

               (iv) Cost of insurance for which Landlord is responsible hereunder or which Landlord reasonably considers necessary;

               (v) All taxes, assessments, fees, and other governmental charges now or hereafter applicable to the Project or to Landlord's personal property used in the Operation thereof, whether federal, state, county, or municipal, and whether assessed by existing taxing authorities or by taxing authorities subsequently created (collectively, the "Taxes"). If at any time during the Term there shall be levied, assessed, or imposed on Landlord or the Project any fee, charge, or tax directly upon rentals received under leases covering space in the Project, directly or indirectly upon the transactions represented by leases covering space in the Project, or upon the occupancy or use of the Project, such taxes, fees, or charges shall be included in "Operating Expenses". (For purposes of this Lease, the term "Taxes" shall include the amount of any taxes that would otherwise be imposed but for the provisions of any tax abatement agreement with respect to which Landlord is a party which is entered into pursuant to chapter 312 of the Texas Tax Code; and for purposes of this Lease, such abated taxes shall be deemed to be applicable to the Project or to Landlord's personal property used in the Operation thereof and shall be deemed to be payable by Landlord);

               (vi) Cost of repairs and maintenance (excluding repairs and maintenance paid by, or otherwise recovered from, proceeds of insurance, Tenant, or other parties, or due to Landlord's gross negligence or intentional acts);

               (vii) Amortization of the cost of acquisition and installation of capital investment items, including accrued interest thereon, which are installed primarily to reduce Operating Expenses for the general benefit of the Project or which are installed to comply with all present and future laws, regulations and the requirements of any governmental authority (including, but not limited to, any such law, regulation or requirement which was not applicable to the Building when it was originally constructed). All such costs shall be amortized in accordance with standards from time to time adopted by the Internal Revenue Service for federal income tax purposes; provided that with respect to any of such items which may at any time not be amortizable for federal income tax purposes, amortization shall be determined by Landlord with respect to the reasonable useful life of the item in question; and further provided that with respect to any items for which no readily ascertainable amortization schedules are available, it is the intention of Landlord to amortize such items as rapidly as possible consistent with sound accounting principles. Anything to the contrary herein notwithstanding, however, no item shall be amortized over any period extending beyond the reasonable useful life of the Project;

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               (viii)    Reasonable legal, architectural, engineering,
          accounting, appraisal, and auditing fees;

               (ix) Building office rent or rental value for management operations;

               (x) Landlord's central accounting costs together with the costs of audits related thereto;

               (xi) A management fee to the manager of the Project (not to exceed 3% of the Base Rental due under all leases for the Project);

               (xii)     The cost of all utilities for the Project; and

               (xiii) The cost of assessments under my applicable Declaration of Covenants, Restrictions and Easements (as may be amended from time to time) which are assessed by the applicable property owners association.

          (b) Operating Expenses shall specifically exclude each of the following items:

               (i) Commissions paid by Landlord for leasing space in the Project;

               (ii) Interest (except as provided by Section 4.3(a)(vii) above), amortization, or other payments on loans to Landlord secured by a lien on the Project;

               (iii) Costs of alterations, maintenance, or repair attributable solely to specific tenants of the Building;

               (iv) Any item of Operating Expense that is paid by a tenant, insurance company, or other source;

               (v) Any inheritance, estate, gift, franchise, corporation, income, net profits, or similar tax which may be, or is, assessed against or imposed upon Landlord and/or the Project (except as provided by Section 4.3(a)(v) above);

               (vi) Expenses for capital investment items for the Building (other than those described in Section 4.3(a)(vii) above);

               (vii)     Depreciation of the Building; and

               (viii) Electrical costs and any other utility costs to the extent separately metered to tenants and reimbursed to Landlord by tenants of the Building pursuant to Section 3.2.

     SECTION 4.4. PAYMENT OF ESTIMATED OPERATING EXPENSES. On or before the Rent Commencement Date, and thereafter on or before the first day of each Operating Year, Landlord shall furnish Tenant with an estimate of Operating Expenses for the ensuing Operating Year. On or before the first day of each calendar month during the ensuing Operating Year, Tenant will pay to Landlord as Rental 1/12th of Tenant's Proportionate Share of the estimated Operating Expenses for such Operating Year without demand or notice and without deduction or offset. In the event Landlord fails to provide an estimate for any ensuing Operating Year, Tenant shall continue to pay the monthly sum estimated by Landlord for the prior Operating Year until such estimate is provided by Landlord at which time Tenant shall pay Tenant's Proportionate Share of the Operating Expenses in accordance with such estimate as provided herein.

     SECTION 4.5. LANDLORD'S STATEMENT OF OPERATING EXPENSES. Within a reasonable time after the end of each Operating Year and in no event later than April 30, Landlord will provide Tenant with an annual statement (the "Statement") setting forth, among other things, the actual Operating Expenses for such Operating Year together with the amount paid by Tenant as its Proportionate Share of estimated Operating Expenses. Funds, if any, due from Tenant to Landlord shall be paid within ten (10) days after delivery of the Statement. Funds, if any, due from Landlord to Tenant (provided Tenant is not then in default hereunder and no fact or condition exists which, with the passage of time or giving of notice or both would constitute a default hereunder) shall, at the option of Tenant, either by refunded to Tenant within ten (10) days after delivery of the Statement or applied against Tenant's Proportionate Share of estimated Operating Expenses for the ensuing Operating Year, provided, however, if the total escrow payments of Tenant are more than Tenant's actual proportionate share of all such Operating Expenses for the year in which the Lease expires, Landlord shall reimburse Tenant any excess within ten (10) days following the expiration of the Term.

     SECTION 4.6. TEXAS TAX CODE PROVISIONS. Tenant hereby waives any right it may have under Section 41.413 of the Texas Tax Code to protest the appraised value of all or any portion of the Leased Premises, the Building and the Project, and any right it may have under Section 42.015 of the Texas Tax Code to appeal an order of the appraisal review board with respect to all or any portion of the Leased Premises, the Building and/or the Project. Tenant agrees that Landlord shall have the sole right to protest any appraisals of the Leased Premises, the Building and the Project. Tenant also hereby waives any right it may have to receive a copy of any notice received by Landlord or reappraisal of all or any portion of the Leased Premises, the Building and/or the Project, including

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without limitation any notice required under Section 41.413(d) of the Texas
Tax Code. Tenant agrees that Landlord shall not be liable to Tenant for any damages for Landlord's failure to send to Tenant a copy of any notice of reappraisal concerning the Leased Premises, the Building and/or the Project, irrespective of any obligation under applicable law of Landlord to provide such notice. Notwithstanding the foregoing, if Tenant protests, challenges or appeals any valuation for property tax purposes of all or any portion of the Leased Premises, the Building and/or the Project, and such valuation increases from the value protested, appealed or challenged, Tenant agrees to indemnify Landlord on an after-tax basis for any property taxes due as a result of such increase.

                                   ARTICLE 5
                              SERVICES BY LANDLORD

     SECTION 5.1. SERVICES PROVIDED BY LANDLORD. Provided Tenant is not in monetary default hereunder as set forth in Section 15.1(a) hereof, Landlord agrees to furnish Tenant the following services:

          (a) Hot and cold potable water at those points of supply provided for general use of tenants in the Building.

          (b) Heating and air conditioning in season during customary business hours of the Building (which are currently 7:00 a.m. to 6:00 p.m. on Monday through Friday, other than Holidays, and 8:00 a.m. to 1:00 p.m., on Saturday) at such temperatures and in such amounts as may, from time to time, be considered standard by Landlord. Such service other than during customary business hours, on Sundays and Holidays will be furnished only upon at least 24 hours advance notice, and Tenant shall bear the entire cost thereof, which such cost shall not exceed Landlord's actual expenses and reasonable overhead expenses incurred in connection with providing such service.

          (c) Elevator service in common with other tenants of the Building for access to and from the Leased Premises, provided that Landlord may reasonably limit the number of elevators to be in operation after customary business hours and on Sundays and Holidays.

          (d) Janitorial services considered standard by Landlord. Landlord agrees that the janitorial company providing such janitorial services shall be bonded and Landlord shall submit evidence thereof to Tenant upon Tenant's request.

          (e) Electric current during customary business hours at a voltage and level as specifically set forth in the plans and specifications for Tenant's leasehold improvements that are approved by Landlord in writing pursuant to Section 12.2 hereof ("Approved Plans").

          (f) Replacement of bulbs in Building Standard and other light fixtures, provided that Landlord's standard charge for such bulbs replaced in the Leased Premises shall be paid by Tenant to Landlord on demand.

     SECTION 5.2. EXCESS UTILITY USE. Landlord shall not be required to furnish electrical current above and beyond that specifically set forth in the Approved Plans. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 5.1, Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Leased Premises, and Tenant shall pay to Landlord the cost of such service within ten (10) days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by either or both: (a) a survey of standard or average tenant usage of electricity in the Building performed by a reputable consultant selected by Landlord and paid for by Tenant; or (b) a separate meter in the Leased Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of that specifically set forth in the Approved Plans or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Leased Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Leased Premises. Any feeders, risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's reasonable judgment, the same are necessary and shall not cause permanent damage or injury to the Building or the Leased Premises, cause of create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment, or otherwise generates heat, in the Leased Premises which affects the temperature otherwise maintained by the air conditioning system or otherwise overloads any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Leased Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten
(10) days after Landlord has delivered to Tenant an invoice therefor.

     SECTION 5.3. NO LIABILITY FOR FAILURE TO PROVIDE SERVICES. The failure of Landlord to furnish, or any stoppage of, the services described in Section 5.1 resulting from any cause whatsoever will not render Landlord liable for any damages to person, property, or business, or be construed as an eviction, of Tenant, or entitle Tenant to any offset against or abatement of Rental, or otherwise relieve Tenant from the fulfillment of any of its obligations contained herein (except as expressly provided otherwise in Section 15.6 hereof). Should any malfunction occur, Landlord will use reasonable diligence to repair same promptly.

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                                   ARTICLE 6
                                      USE


     SECTION 6.1. USE OF LEASED PREMISES. The Leased Premises shall be used only for the Permitted Use. Notwithstanding anything to the contrary contained herein, in no event shall Tenant permit more than 150 persons to be situated at the Leased Premises.

     SECTION 6.2. COMPLIANCE WITH LAWS AND ORDINANCES. Tenant shall, at its expense, comply with (a) all laws, rules, orders, ordinances, regulations and requirements, now in force or which may hereafter be in force, of federal, state, county, and municipal authorities having jurisdiction over the Leased Premises and (b) any order, instruction, or direction of any public officer, which requires abatement of any nuisance or which imposes upon Landlord or Tenant any duty or obligation arising from Tenant's specific use or alteration of the Leased Premises or from conditions which have been created by Tenant or Tenant's Agents (as opposed to governmental laws, ordinances and regulations applicable to real estate generally and for which Landlord is liable, the cost of complying with same being subject to inclusion within Operating Expenses in accordance with the terms hereof as amortized pursuant to Section 4.3(a)(vii).

     SECTION 6.3. OBSERVANCE OF RULES AND REGULATIONS. Tenant and Tenant's Agents shall comply with the Rules and Regulations. Landlord shall have the right to make reasonable changes to the Rules and Regulations provided that such changes shall be uniformly enforced and shall not be binding on Tenant until a copy of such changes has been delivered to Tenant. In the event of a conflict between the Rules and Regulations and this Lease, the provisions in this Lease shall control.

     SECTION 6.4. PROHIBITED USE BY TENANT. Tenant will not occupy or use, or permit any portion of the Leased Premises to be occupied or used, for any purpose other than the Permitted Use, or for any purpose which is unlawful or which in the judgment of Landlord is disreputable, or which is extra hazardous on account of fire, explosion or other casualty, or permit anything to be done which will increase the rate of insurance on the Project or the contents of the Building. In the event there shall be any such increase in the rate of insurance on the Project or the contents of the Building, Tenant agrees to pay to Landlord the amount of such increase on demand. In determining whether such increased rate is a result of Tenant's acts or use of the Leased Premises, a schedule issued by the organization computing the insurance rate on the Project showing the various components of such rate shall be conclusive evidence of the items and charges which make up such rate. Tenant will conduct its business and control Tenant's Agents in such a manner as not to create any nuisances or interfere with, annoy, or disturb other tenants or Landlord.


                                   ARTICLE 7
                                   INSURANCE

     SECTION 7.1. TENANT'S INSURANCE. Tenant, at its own expense, shall maintain during the Term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Two Million Dollars ($2,000,000.00) for property damage and Two Million Dollars ($2,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Leased Premises. Tenant, at its own expense, also shall maintain during the Term of this Lease fire and extended coverage insurance covering the replacement cost of all alterations, additions, partitions and improvements installed or placed on the Leased Premises by Tenant or by Landlord on behalf of Tenant, and all of Tenant's personal property contained within the Leased Premises. Said policies shall (i) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease (except for the worker's compensation policy, which instead shall include a waiver of subrogation endorsement in favor of Landlord), (ii) be issued by an insurance company which is licensed to do business in the State of Texas and which has a Best's rating of A/VII or better, and (iii) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice shall have been given to Landlord. In addition, such insurance provided by Tenant shall provide that it shall provide primary coverage when any policy issued to Landlord is similar or duplicate in coverage, and Landlord's policy shall be excess over Tenant's policies. All insurance policies carried by Tenant hereunder shall expressly provide (by endorsement or otherwise) that Landlord's rights thereunder shall be assignable to Landlord's mortgagee who shall be shown as an additional insured thereon. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Term of the Lease and upon each renewal of said insurance. Notwithstanding the foregoing, Tenant may elect to self-insure the risk of damage to its personal property situated at the Leased Premises (but not the leasehold improvements in the Leased Premises or liability insurance) so long as (i) Tenant gives Landlord at least thirty (30) days' prior written notice thereof, and (ii) Tenant's net worth (determined in accordance with generally accepted accounting principles consistently applied) is $50,000,000 or greater during the period in which Tenant so elects to self-insure. Self-insurance by Tenant pursuant to the foregoing sentence shall be deemed to be insurance for the purpose of the mutual waiver of subrogation contained herein.

     SECTION 7.2. LANDLORD'S INSURANCE. Landlord shall maintain insurance covering the Building of which the Leased Premises are a part in an amount not less than the "replacement cost" thereof insuring against the perils and costs of Fire, Lighting, Extended Coverage, Vandalism and Malicious Mischief. Landlord shall carry such additional insurance as would be carried by a reasonably prudent owner of comparable premises, and, at Tenant's request, Landlord shall provide Tenant with evidence of such insurance. Such coverage shall be obtained on commercially reasonable terms from an insurance company having a Best's rating of A/VII or better and licensed to do business in the State of Texas. To the extent that the insurance coverage maintained by Landlord pursuant to this Section 7.2 is carried under a blanket policy that insures property owned by Landlord or its affiliates, in addition to the Project, the cost of such insurance shall be allocated to the Project on a reasonable and equitable basis. It is agreed that the general liability insurance policy carried by Landlord, as contemplated by this Section 7.2, shall provide that it shall provide primary coverage when any policy issued to Tenant is similar or duplicate in coverage, and Tenant's policy shall be excess over Landlord's policies.

     Section 7.3. Increased Cost of Insurance Resulting from Tenant's Acts. Tenant will not permit the Leased Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk, or (iii) cause the disallowance of any sprinkler credits, including without limitation, use of the Leased Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. If any increase in the cost of any insurance on the Leased Premises or the Building of which the Leased Premises are a part is caused by Tenant's use of the Leased Premises, or because Tenant vacates the Leased Premises, then Tenant shall pay the amount of such increase to Landlord.

     Section 7.4. Waiver of Subrogation. Landlord and Tenant hereby waive and release each other (but only to the extent of the insurance coverage required to be maintained by the respective parties hereunder) of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any liability, loss or damage that may occur to the Leased Premises, improvements or the Building of which the Leased Premises are a part, or personal property (building contents) within the Building and/or Leased Premises as the result of any fire or other casualty required to be insured against under this Lease. Each party to this Lease agrees immediately after execution of this Lease to give each insurance company, which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this section and to have the insurance policy properly endorsed to reflect such waivers. This Section 7.4 overrides any provisions in this Lease to the contrary.

                                   ARTICLE 8
                           ASSIGNMENT AND SUBLETTING

     Section 8.1. Prohibition. Tenant shall not assign (either voluntarily, nor permit assignment by operation of law), sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord; provided, however, Tenant may assign this Lease or sublet the Leased Premises to any entity that controls, is controlled by, or is under common control with Tenant (individually, an "Affiliate"). Landlord agrees that it shall not unreasonably withhold its consent to any assignment or subletting proposed to be entered into by Tenant. In considering whether it should consent to any subletting or assignment requested by Tenant, Landlord may take into consideration (among other factors) the credit standing of the proposed assignee or subtenant, the purpose for which the Leased Premises would be used by the proposed assignee or subtenant (including whether such use would violate any exclusive use rights in existence today, and those that might then be in existence and of which Tenant has been given written notice, and by which Landlord may be bound, or violate any deed restrictions, restrictive covenants, covenants, conditions and restrictions, or the "Alliance Developments Guidelines," as may then be in existence, it being understood and agreed that Landlord shall have the right to refuse its consent if the proposed use by the assignee or subtenant would result in any such violation), the length of the proposed sublease, the business reputation of the proposed assignee or subtenant, whether the proposed assignee's or subtenant's operations would involve use of hazardous substances, and all other relevant factors. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. No assignment, subletting or other transfer, whether consented to by Landlord or not, shall relieve Tenant of its liability hereunder.

     Section 8.2. Request to Consent. In the event Tenant desires to sublet the Leased Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days prior to the proposed commencement date of such subletting or assignment, which notice shall act forth the name of the proposed sublessee or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed sublessee or assignee. If Landlord does not respond to Tenant's request to assign, sublet, encumber or transfer this Lease within thirty (30) days after Landlord's receipt of such request (which request shall be accompanied by the additional information referenced in the immediately preceding sentence), Landlord's consent shall be deemed granted. Landlord shall be entitled to charge Tenant a reasonable fee for processing Tenant's request for any subletting or assignment, including, but not limited to, Landlord's reasonable out-of-pocket expenses and attorneys' fees. Any assignee, sublessee or transferee of Tenant's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "Transferee(s)"), by accepting any such assignment, sublease or transfer shall be deemed to have assumed Tenant's obligations hereunder, and shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Transferees. No assignment, subletting or other transfer, whether consented to by Landlord or not or permitted hereunder, shall relive Tenant of its liability hereunder. If an Event of Default occurs while the Leased Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Tenant and apply such rent against any sums due Landlord hereunder. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. If a Transferee defaults under this Lease, and Landlord provides the Transferee with notice of such default, Landlord shall simultaneously notify Tenant of the Transferee's default. Landlord shall accept performance by Tenant with the same force and effect as performance by Transferees. Upon the occurrence of an assignment or subletting, whether or not consented to by Landlord, or mandated by judicial intervention, Tenant hereby assigns, transfers and conveys to Landlord all rents or other sums received or receivable by Tenant under any such assignment or sublease, which are in excess of the rents and other sums payable by Tenant under this Lease
(or in case of a sublease, which are in excess of the rents and other sums payable by Tenant with respect to the portion of the Leased Premises that is subleased), and agrees to pay such amounts to Landlord within ten (10) days after receipt.

The merger or consolidation of Tenant with another entity shall not be deemed to be an assignment of this Lease by operation of law so long as the surviving entity in any such merger or consolidation has a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately following such merger or consolidation that is equal to or greater than the net worth of Tenant immediately prior to such merger or consolidation.

     Section 8.3. Cancellation by Landlord. In addition to, but not in limitation of, Landlord's right to approve of any sublessee or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in case of a proposed subletting of less than the entire Leased Premises, to recapture the portion of the Leased Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within thirty (30) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Leased Premises pursuant to this Paragraph, the Term of this Lease shall end on the date stated in Landlord's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term hereof; provided, however, that effective on such date Tenant shall pay Landlord all amounts, as reasonably estimated by Landlord, payable by Tenant to such date with respect to taxes, insurance, repairs, maintenance, restoration and other obligations, costs or charges which are the responsibility of Tenant hereunder. Further, upon any such cancellation Landlord and Tenant shall have no further obligations or liabilities to each other under this Lease, except with respect to obligations or liabilities which have accrued hereunder as of such cancellation date (in the same manner as if such cancellation date were the date originally fixed in this Lease for the expiration of the Term hereof) and except for those obligations and liabilities which, by the express terms of this Lease, are to survive any expiration or termination hereof. If Landlord recaptures only a portion of the Leased Premises under this Paragraph, the Base Rent during the unexpired Term hereof shall abate proportionately based on the rent per square foot contained in this Lease as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full such commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Leased Premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant.

     Section 8.4. Tenant's Bankruptcy. If this Lease is assigned to any person or entity pursuant to the provisions of the United States Bankruptcy code, 11 U.S.C. Section 101 et. seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

     Section 8.5. Transfers by Landlord. Landlord shall have the right to transfer, assign, and convey, in whole or in part, the Building and any and all of its rights under this Lease, and in the event Landlord assigns its rights under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations.

                                   ARTICLE 9
                          SUBORDINATION AND ATTORNMENT

     Section 9.1. Subordination and Attornment. Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Leased Premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Landlord agrees to promptly obtain and deliver to Tenant a subordination non-disturbance and attornment agreement in substantially the form attached hereto as Exhibit "G" and made a part hereof ("SNDA") executed by Landlord's current mortgagee with respect to the Land. Tenant agrees to enter into the SNDA with such mortgagee promptly upon Landlord's request therefor. Notwithstanding the foregoing, the subordination of this Lease to any mortgage or deed of trust that is hereafter placed upon the Land is expressly conditioned upon Tenant and the mortgagee or beneficiary under any such mortgage or deed of trust entering into an SNDA in a form reasonably acceptable to Tenant (Tenant hereby agreeing that an SNDA substantially in the form that is attached hereto as Exhibit "G" and made a part hereof is acceptable to Tenant). Tenant agrees to enter into such SNDA with any such mortgagee or beneficiary promptly upon Landlord's request therefor. Tenant shall be permitted to record the SNDA in the real property records of Tarrant County, Texas. If any future mortgagee or beneficiary under a mortgage or deed of trust hereafter placed upon the Land desires to subordinate its mortgage or deed of trust to this Lease, Tenant agrees that it shall promptly execute such instrument as may be reasonably required by such mortgagee or beneficiary in order to effect such subordination.

                                   ARTICLE 10
                                 CASUALTY LOSS

     Section 10.1. Landlord's Right to Terminate for Uninsured Loss. If the Project of any portion thereof is damaged by any casualty not insured against by Landlord, Landlord may terminate this Lease by written notice to Tenant given within sixty (60) days after the date of such damage. Subject to Landlord's superior right to terminate this Lease as provided in Section 10.3 and Section 10.4. Tenant may elect to keep this Lease in full force and effect by funding the cost of repairing the uninsured damage. Written notice of such election must be given to Landlord within thirty (30) days following the date of Landlord's termination notice to Tenant under this Section 10.1. If Tenant elects to fund the cost of repairing the uninsured damage by giving the written notice required above, Landlord shall proceed to repair the damage so long as Tenant funds the cost in the manner provided by Section 10.7. If Tenant does not elect to fund such cost by giving the written notice required above, and Landlord has elected to terminate this Lease, Rental shall be apportioned and paid to the date of such damage, and Tenant shall have a reasonable time to vacate the Leased Premises.

     SECTION 10.2. LANDLORD'S RIGHT TO TERMINATE FOR INSUFFICIENT INSURANCE PROCEEDS. If the Project or any portion thereof is damaged by any casualty and the proceeds from insurance (after payments required to be made to Landlord's mortgagee or any ground or primary lessor) plus the amount of any deductible are insufficient to repair the damage, Landlord may terminate this Lease by written notice to Tenant given within sixty (60) days after the date of such damage. Subject to Landlord's superior right to terminate this Lease as provided in
Section 10.3 and Section 10.4, Tenant may elect to keep this Lease in full force and effect by funding the amount of such insufficiency. Written notice of such election must be given to Landlord within thirty (30) days following the date of Landlord's termination notice to Tenant under this Section 10.2. If Tenant elects to fund the amount of such insufficiency, Landlord shall proceed to repair the damage so long as Tenant funds the insufficiency in the manner provided by Section 10.7. If Tenant does not elect to fund such insufficiency by giving the written notice required above, and Landlord elects to terminate this Lease, Rental shall be apportioned and paid to the date of such damage, and Tenant shall have a reasonable time vacate the Leased Premises.

     SECTION 10.3. LANDLORD'S RIGHT TO TERMINATE FOR DAMAGE NOT CAPABLE OF REPAIR IN ONE HUNDRED TWENTY (120) DAYS. Notwithstanding the rights granted to Tenant in Section 10.01 and Section 10.2, if the Project or any material portion thereof is damaged by any casualty, and if such damage is not susceptible of repair within one hundred twenty (120) days (as estimated by an architect or engineer selected by Landlord), Landlord may terminate this Lease by written notice to Tenant given within sixty (60) days after the date of such damage. If this Lease is so terminated, Rental shall be apportioned and paid to the date of such damage, and Tenant shall have a reasonable time to vacate the Leased Premises.

     SECTION 10.4. LANDLORD'S RIGHT TO TERMINATE FOR ECONOMIC INFEASIBILITY. Notwithstanding the rights granted to Tenant in Section 10.1 and Section 10.2, if the Project or any material portion thereof is damaged by any casualty and, in the reasonable judgment of Landlord, it would not be economically feasible to repair such damage, Landlord may terminate this Lease by written notice to Tenant given within sixty (60) days after the date of such damage. If Landlord so terminates this Lease, Rental shall be apportioned and paid to the date of such damage, and Tenant shall have a reasonable time to vacate the Leased Premises. If Landlord terminates this Lease pursuant to this Section 10.4, however, Landlord must simultaneously terminate the leases of all other tenants in the Building.

     SECTION 10.5. TENANT'S RIGHT TO TERMINATE. If any damage occurs to the Building that renders the Leased Premises untenantable or inaccessible, and provided this Lease is not otherwise terminated by Landlord as a result thereof, Tenant shall have a one-time right to terminate this Lease if Landlord has not completed repairs to the extent that the Leased Premises are rendered tenantable and reasonably accessible within one hundred eighty (180) days (including force majeure) after such damage occurs; such termination to be evidenced by Tenant giving Landlord written notice within thirty (30) days after expiration of such one hundred eighty (180)-day period.

     SECTION 10.6. TENANT'S RIGHT TO VACATE AND ABATE RENTAL. During any period that the Leased Premises, or any portion thereof, are rendered untenantable or inaccessible as the result of any casualty, and provided the damage was not directly or indirectly caused by the acts or omissions of Tenant or Tenant's Agents, Rental shall be reduced in a fair and equitable manner as to that portion of the Leased Premises rendered untenantable or inaccessible commencing on the date the Leased Premises became untenantable or inaccessible and terminating on the date the Leased Premises are repaired to a tenantable and accessible condition or would have been but for delays directly or indirectly caused by Tenant or Tenant's Agents. During any such period of Rental reduction, Tenant, at Tenant's expense, may temporarily vacate the Leased Premises without being in default under this Lease.

     SECTION 10.7. TENANT'S PAYMENTS FOR UNINSURED LOSSES OR INSURANCE DEFICIENCIES. If Tenant elects to pay the cost of repairing uninsured damage pursuant to Section 10.1 or the amount of the insurance insufficiency pursuant to Section 10.2, Tenant shall deposit such cost or amount (as determined by an architect or engineer selected by Landlord) in an interest bearing account with a financial institution designated by Landlord within ten (10) days following the date of Tenant's election. Funds so deposited shall be disbursed to Landlord in the same manner as insurance proceeds are or would be disbursed, provided that the disbursement of such funds shall not commence until all insurance proceeds, if any, have been disbursed. Landlord shall have no obligation whatsoever to reimburse or repay Tenant for any sums paid by Tenant pursuant to this Section 10.7; provided, however, that any funds remaining in the account after repairs are complete shall be returned to Tenant.

     SECTION 10.8. WAIVER OF DAMAGES. No damages, compensation, or claim shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair of the Project. Landlord shall use commercially reasonable efforts to have such repairs made promptly and in a manner that minimizes interference with Tenant's occupancy.

                                   ARTICLE 11
                                  CONDEMNATION

     SECTION 11.1. TERMINATION UPON SUBSTANTIAL TAKING. If the whole or substantially the whole of the Building or the Leased Premises are taken or condemned for any public purpose, this Lease and the leasehold estate created hereby shall cease and terminate as of the date of such taking.

     SECTION 11.2. LANDLORD'S TERMINATION UPON SUBSTANTIAL INTERFERENCE. If any portion of the Building is taken or condemned for any public purpose, which taking, in Landlord's reasonable judgment, interferes materially with Landlord's use and Operation of the Building or is such that Landlord determines, in Landlord's sole judgment, that the Building cannot be restored to usefulness in an economically leasible manner, Landlord may terminate this Lease, effective as of a date specified in writing by Landlord to Tenant. If Landlord terminates this Lease pursuant to this Section 11.2, however, Landlord must simultaneously terminate all other tenant leases in the Building.

     SECTION 11.3. TENANT'S TERMINATION UPON SUBSTANTIAL INTERFERENCE. In the event that a portion, but less than substantially the whole, of the Leased Premises is taken or condemned for any public purpose, which taking, in Tenant's reasonable judgment, shall interfere materially with Tenant's use of the Leased Premises, Tenant may terminate this Lease as of the date of such taking as to the portion of the Leased Premises so taken, and, unless Landlord terminates this Lease pursuant to Section 11.2, this Lease shall remain in full force and effect as to the remainder of the Leased Premises except that Base Rental shall be reduced by an amount bearing the same proportion to the Base Rental otherwise required to be paid hereunder as the Net Rentable Area of portion of the Leased Premises with respect to which Tenant terminates this Lease bears to the Net Rentable Area of the entire Leased Premises before any such taking or condemnation.

     SECTION 11.4. EFFECT OF TERMINATION. In the event of any termination of this Lease pursuant to Section 11.1, Section 11.2 or Section 11.3, this Lease and the estate hereby created shall expire as of the date of such termination in the same manner and with the same effect as if that were the date set for the normal expiration of the Term, Rental shall be apportioned as of such date, and Tenant shall have a reasonable time to vacate the Leased Premises. The provisions of this Section 11.4 shall apply in the same manner to any partial termination of this Lease pursuant to Section 11.3.

     SECTION 11.5. CONDEMNATION AWARD. Except as provided in Section 11.6, Landlord shall be entitled to receive the entire award in any condemnation proceeding without deduction for any estate vested in Tenant by this Lease; provided that nothing herein contained shall prohibit Tenant from seeking severance damages or moving expenses as long as such awards do not reduce the award which would otherwise be payable to Landlord.

     SECTION 11.6. TEMPORARY TAKING. If the temporary use or occupancy of all or any part of the Leased Premises shall be condemned or taken for any public purpose, this Lease shall be and remain unaffected by such condemnation or taking and Tenant shall continue to pay all Rental. In the event of any such condemnation or taking, Tenant shall be entitled to appear, claim, prove, and receive the portions of the award that represents compensation for use or occupancy of the Leased Premises during the Term. As to that portion of the award that represents the cost of restoration of the Leased Premises, however, Landlord shall be entitled to appear, claim, prove, and receive the portion of the award that represent the use or occupancy of the Leased Premises after then end of the Term. Landlord and Tenant agree to request that the court which renders such condemnation award allocate the award between Landlord and Tenant.

                                   ARTICLE 12
                     LEASEHOLD IMPROVEMENTS AND ALTERATIONS

     SECTION 12.1.  [Intentionally omitted.]

     SECTION 12.2. TENANT'S ALTERATIONS. Tenant may not, without Landlord's prior written consent make any alterations, additions or improvements (including, but not limited to, painting of walls, wallpapering and other treatment of walls and floors) to the Leased Premises (which consent shall not be unreasonably withheld). Should Tenant desire any alterations, additions or improvements Tenant agrees to submit all plans and specifications for same to Landlord for Landlord's written approval before beginning such work. Upon Tenant's receipt of Landlord's written approval, and upon Tenant's payment to Landlord of Landlord's standard charge for reviewing and approving such plans and specifications, Tenant may proceed with the approved alterations, additions or improvements so long as they are in substantial conformance (except as to matters which affect any Central system or Branch of the Building, in which event construction must be in strict compliance) with the approved plans and specifications and with the other provisions of Section 12.2 and Section 12.3. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with any laws, rules, or regulations of governmental agencies or authorities. All alterations, additions or improvements shall be made at Tenant's expense, either by Tenant's contractors which have been approved in writing by Landlord or, by Landlord's contractors; provided, however, in either event, Tenant shall employ and use the mechanical, electrical, and plumbing contractors of Landlord to perform any mechanical, electrical, and plumbing services necessary for such alterations. All alterations, additions or improvements shall be performed in a good and workmanlike manner and in compliance with Article 13 and in compliance with all laws, ordinances, regulations, codes and other governmental requirements and with the requirements of all covenants, conditions and restrictions applicable to the Project (including, but not limited to approval by the Development Review Board).

     SECTION 12.3. NO ALTERATIONS of CENTRAL SYSTEMS and BRANCHES. Tenant shall not alter or modify or in any manner disturb any Central system or Branch of the Building except pursuant to Landlord's express written permission and under Landlord's direct supervision (and subject to the payment to Landlord upon substantial completion of the work of a fee in the amount of 10% of the actual costs of performing such work to cover Landlord's costs of supervision and administration of such activities).

     SECTION 12.4. LANDLORD'S PROPERTY UPON TERMINATION. All alterations, additions or improvements made or installed by or for Tenant in or to the Leased Premises shall be and remain Tenant's property until the expiration or termination of this Lease, at which time such alterations, additions and improvements shall become Landlord's property (except Tenant's furniture, furnishings, personal property, and movable trade fixtures) and shall not be removed without Landlord's written consent. Tenant agrees to remove, at Tenant's expense, all of its furniture, furnishings, personal property, and movable trade fixtures upon termination or expiration of this Lease and shall promptly reimburse Landlord for the cost of repairing all damage (ordinary wear and tear excepted) done to the Leased Premises or the Building by such removal. All of Tenant's furniture, movable trade fixtures and other personal property not removed by Tenant from the Leased Premises upon the termination of this Lease, or of Tenant's right to possess the Leased Premises, shall be conclusively presumed to have been abandoned by Tenant. Landlord may take possession of such abandoned property and either declare same to be the property of Landlord or, at the expanse of Tenant, dispose of such property in any manner and for whatever consideration landlord, in its sole discretion, deems advisable.

                                   ARTICLE 13
                                     LIENS

     Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Leased premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed by or on behalf of Tenant on the Leased Premises and that it will save and hold Landlord harmless form any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Leased Premises or under the terms of this Lease arising form such work. Tenant agrees to give Landlord prompt written notice of the placing of any lien or encumbrance against the Leased Premises. If any mechanics' or materialmen's lien (""M&M Lien") is ever asserted or placed against or attaches to the Project or any portion thereof as a result of any act or omission of Tenant or its agents, then in lieu of paying the claim relating to such M&M Lien Tenant shall have the right to contest the assertion, placement or attachment of such M&M Lien so long as (i) prior to any such contest (and no later than thirty (30) days after such lien has been filed) Tenant at its sole expense provides to Landlord a bond indemnifying against such M&M Lien that complies with Chapter 53, Subchapter H of the Texas Property Code (as amended from time to time) or its successor law, and (ii) Tenant contests such M&M Lien diligently and in good faith; provided, however, the foregoing right of Tenant to contest any such M&M Lien shall not impair or otherwise affect Tenant's indemnification obligations with respect to such M&M Lien. If any lien is asserted against the Leased Premises due to acts of Landlord or its agents or contractors, Tenant shall not be obligated to remove such lien (it being agreed that the removal of such lien shall be Landlord's obligation).

                                   ARTICLE 14
                                TENANT'S REPAIRS

     SECTION 14.1. TENANT'S REPAIRS. Except for damage to the Leased Premises or the Building caused by an act or omission of Landlord or Landlord's employees, agents, contractors, or invitees following the Commencement Date, Tenant shall, at Tenant's expense, keep the Leased Premises in good condition and repair at all times during the Term. Tenant shall repair any damage to the Project directly or indirectly caused by or arising out of the acts or omissions of Tenant or Tenant's Agents, and all such repairs shall be performed by Building maintenance personnel at Tenant's sole expense; provided, however, that Tenant's obligations hereunder are subject to the mutual waiver of subrogation contained herein. At the end of the Term, Tenant shall surrender to Landlord the Leased Premises and all alterations, additions, and improvements thereto in the same condition as when received, ordinary wear and tear excepted. Tenant shall receive the benefit of the coverage afforded to Landlord by any warranty or maintenance/service contract relating to the Leased premises. Tenant shall commence such repair within ten (10) days of the earlier of (i) Tenant's receipt of written notice from Landlord of a defect or need for repairs, or (ii) the date upon which Tenant first became aware of a defect or need for repairs, and Tenant shall thereafter have a reasonable opportunity under the particular circumstance to repair same or cure such defect in a good and workmanlike manner and shall diligently prosecute the repair to completion. If Tenant fails to make needed repairs as provided above, Landlord may make such repairs, and Tenant shall pay Landlord on demand Landlord's actual costs in making such repairs plus a fee in the amount of 10% of the actual costs of performing such work to cover the costs of Landlord's supervision.

                                   ARTICLE 15
                             DEFAULTS AND REMEDIES

     SECTION 15.1. EVENTS of DEFAULT by TENANT. The occurrence of any one or more of the following events shall constitute a default by Tenant under this
Lease:

            (a) Tenant fails to pay any Rental when due and such failure shall continue for ten (10) days after written notice to Tenant; provided, however, Tenant shall be entitled to such notice and opportunity to cure on only two (2) occasions during any calendar year;

            (b) Tenant fails to perform or observe any other covenant or obligation hereunder or under any of the Rules and Regulations and such failure continues for more than thirty (30) days after notice or, if such failure cannot be cured through the exercise of all reasonable diligence, within such thirty (30)-day period, if Tenant does not commence to cure same within said thirty (30)-day period and thereafter diligently pursue the correction of same to completion;

            (c)  [Intentionally Omitted];

            (d) any petition is filed by or against Tenant under any section or chapter of the present or any future United States Bankruptcy Code or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, or vacated, as the case may be, within thirty (30) days of its commencement), or any order for relief shall be entered against Tenant in proceedings filed under any section or chapter of the present or any future United States Bankruptcy Code or under any similar law of statute of the United State or any state thereof;

            (e) Tenant becomes insolvent or makes a transfer in fraud of creditors;

            (f)  Tenant makes a general assignment for the benefit of creditors;

            (g) a receiver, custodian, or trustee is appointed for Tenant or for any of the assets of Tenant (or any guarantor of Tenant's obligations under this Lease) which appointment is not vacated within sixty (60) days of the date of such appointment;

            (h) breach by Tenant of the prohibition against assignment and subletting under Article 8 hereof; or

            (i) the occurrence of a default as so specified under any other provision of this Lease.

     Sections 15.2. Remedies of Landlord. If a default occurs, and at any time thereafter while Tenant remains in default, Landlord may do any one or more of the following without any notice or demand:

            (a) Terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord. If Tenant fails to do so, Landlord may, without any further notice and without prejudice to any other remedy Landlord may have for possession or arrearages in Rental, enter upon and take possession of the Leased Premises and remove Tenant and its effects without being liable to prosecution or any claim for damages therefor, and Tenant shall indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Leased Premises or otherwise, including any loss of Rental for the remainder of the Term.

            (b) If the default relates to nonpayment of Rental, terminate this Lease, in which event Tenant's default shall be deemed a total and entire breach of Tenant's obligations under this Lease and Tenant immediately shall become liable for damages in an amount equal to the excess of (i) the total Base Rental for the remainder of the Term discounted at the Prime Rate to the then present value, together with all other expenses incurred by Landlord in connection with Tenant's default, all sums due pursuant to
     Section 15.5 thereof, and the unpaid Rental due as of the date of termination, over (ii) the fair market rental value of the Leased Premises on a net basis for the balance of the Term discounted at the Prime Rate to the then present value. It is acknowledged, intended and agreed that the amounts which Landlord is entitled to recover under this Section 15.2(b) constitute liquidated damages and not a penalty for Tenant's defaults related to nonpayment of Rental. Such amounts constitute the parties' best, good faith, and reasonable estimate of the damages which would be suffered by Landlord in the event any such default occurs, the exact amount of such damages being difficult or impractical to calculate.

            (c) Enter upon and take possession of the Leased Premises as Tenant's agent without terminating this Lease and without being liable to prosecution to any claim for damages therefor, and Landlord may relet the Leased Premises as Tenant's agent and receive the Rental therefor, in which event Tenant shall pay to Landlord on demand all sums due pursuant to
     Section 15.5 hereof, together with any deficiency that may arise by reason of such reletting; provided, however, Landlord shall have no duty to relet the Leased Premises, and Landlord's failure to do so shall not release or affect Tenant's liability for Rental or for damages.

            (d) Do whatever Tenant is obligated to do under this Lease and enter the Leased Premises, without being liable to prosecution or any claim for damages therefor, to accomplish such purpose. Tenant shall reimburse Landlord immediately upon demand for any reasonable expenses which Landlord incurs in this effecting compliance with this Lease on Tenant's behalf, together with interest thereon at the Highest Lawful Rate from the date Landlord incurs the expense in question until Landlord is reimbursed therefor.

            (e) Require Tenant to pay any Rental in quarterly installments in advance of each calendar quarter during the Term by certified or cashier's check.

          (f) In the event of a monetary default, without notice, alter the locks and any other security device or devices which allow Tenant access to the Leased Premises or the Building, and Landlord shall not be required to provide a new key or right of access to Tenant, and restrict or terminate any right to use parking facilities associated with the Building as well as Building services to the Leased Premises. This Section 15.2(f) is intended to and shall supersede the provisions of Section 93.002 of the Texas Property Code; provided, however, Tenant shall be permitted access to the Leased Premises to the extent necessary for Tenant to maintain compliance with applicable securities laws.

     SECTION 15.3. NO SURRENDER. No act or thing done by Landlord or its agents or representatives shall constitute an acceptance of an attempted surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless made in writing and signed by Landlord. No re-entry or taking possession of the Leased Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of termination if given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous default. Landlord's acceptance of Rental following an event of default shall be construed as a waiver to such event of default unless such payment of Rental fully cures such default. No waiver by Landlord of any breach of this Lease shall constitute a waiver of any other violation or breach of any other terms hereof. Forbearance by Landlord to enforce one or more of the remedies herein provided upon a breach hereof shall not constitute a waiver of any other breach.

     SECTION 15.4. NON WAIVER BY LANDLORD. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. No custom or practice which may develop between the parties in the administration of this Lease shall be construed to waive or lessen Landlord's right to insist upon strict performance of the terms of this Lease. The rights granted to Landlord in this Lease shall be cumulative of every other right or remedy which Landlord may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     SECTION 15.5 PAYMENT BY TENANT. Upon the occurrence of any default, Tenant shall pay to Landlord all reasonable costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (a) obtaining possession of the Leased Premises, (b) removing and storing Tenant's or any other occupant's property, (c) repairing, restoring, renovating, altering, remodeling, or otherwise putting the Leased Premises into condition acceptable to a new tenant, (d) if Tenant is dispossessed of the Leased Premises and this Lease is not terminated, reletting all or any part of the Leased Premises (including, but not limited to, brokerage commissions, cost of tenant finish work, brokerage commissions, advertising and promotional expenses, and other costs incidental to such reletting), (e) performing Tenant's obligations which Tenant failed to perform, and (f) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the default. Landlord's rights and remedies under this Section 15.5 shall be in addition to the rights and remedies of Landlord set forth in Section 15.2, in other portions of this Lease, and which may otherwise be available to Landlord at law or in equity.

     SECTION 15.6 DEFAULT BY LANDLORD; TENANT'S REMEDY. If Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying in detail such failure (or if the failure cannot be corrected, through the exercise of reasonable diligence, within such 30-day period, if Landlord does not commence to correct same within such 30-day period and thereafter diligently prosecute same to completion), Tenants sole and exclusive remedy shall be either (i) an action for damages and Tenant may pursue a money judgement for such damages against Landlord (subject to the last two sentences of this Section 15.6, or (ii) if such failure can be cured by the payment of money, and if Tenant in its notice to Landlord has notified Landlord that Tenant intends to cure Landlord's failure, Tenant shall have the right to cure such failure on behalf of Landlord and, in connection therewith, expend such reasonable sums as are reasonably necessary to cure such failure (provided that Tenant shall not have the right to make any repairs or modifications to areas, facilities, or systems outside the Leased Premises (such as, without limitation, electrical, plumbing, water, sewer and sprinkler systems) that specifically serve premises leased to other tenants). Unless and until Landlord fails to so cure any default after such notice within the time periods set forth above, Tenant shall not have any remedy or cause of action by reason thereof. In the event Tenant exercises its rights under clause (ii) of this
Section 15.6, then Landlord agrees to reimburse Tenant for all reasonable out-of-pocket costs so expended by Tenant in curing any such failure of Landlord together with interest thereon at the Highest Lawful Rate from the date Tenant incurs the expense in question until Tenant is reimbursed therefor, within ten (10) days after Landlord receives a bill therefor (which bill shall set forth in reasonable detail the costs for which compensation is claimed); provided, however, if Landlord fails to so reimburse Tenant within thirty (30) days after such request for payment, Tenant may deduct such amounts from Base Rental until the full amount has been satisfied (provided that in no event shall the amount so deducted from any individual monthly installment of Base Rental exceed 50% of such monthly amount of Base Rental). All notices by Tenant to Landlord under this Section 15.6 shall simultaneously be given by Tenant to the holders of any first mortgage or second mortgage on the Leased Premises, provided Tenant has been given notice of the names and addresses of such mortgages. Any mortgagee shall have the right, but not the obligation, to cure, or commence to cure, and default of Landlord, and Tenant shall accept performance by any mortgagee with the same force and effect as performance by Landlord. In no event shall Tenant have the right to offset or deduct any sums or damages which are owed by Landlord to Tenant against any amounts that are owed by Tenant to Landlord hereunder, except as provided in the preceding provisions of this Section 15.6. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the Leased Premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the Leased Premises, in the event of the transfer by such owner of its interest in the Leased Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord of any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Leased Premises or of the Building of which the Leased Premises are a part; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord.

     Section 15.7. Limitation of Landlord's Liability. Any and all covenants, undertakings, and agreements herein made on the part of Landlord are not personal covenants, undertakings or agreements and will not bind Landlord personally or any assets of Landlord except Landlord's interest in the Project. All covenants, undertakings, and agreements are made and intended for the purpose of binding only Landlord's interest in the Project. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against, Landlord or its agents, beneficiaries, partners, constituent partners, shareholders, officers, directors, or their respective heirs, executors, administrators, legal representatives, successors, or assigns on account of this Lease or on account of any covenant, undertaking, or agreement of Landlord in this Lease, all such liability being irrevocably and unconditionally waived by Tenant.

                                   ARTICLE 16
                     LANDLORD'S LIEN AND SECURITY INTEREST

     [Intentionally Omitted]

                                   ARTICLE 17
                        EXCULPATION AND INDEMNIFICATION

     Section 17.1. Limitation of Liability of Landlord. Unless caused by Landlord's negligence or willful misconduct, Landlord shall not be liable to Tenant, Tenant's Agents, or to any person whomsoever for any injury or damage to person or property due to any cause directly or indirectly related to the Project including, without limitation, any injury or damage due to or occasioned by (a) the Project or any portion thereof becoming out of repair, or by defect in or failure of pipes or wiring, or by the backing up of drains, or by the bursting or leaking of pipes, faucets and plumbing fixtures or by the escaping or leaking of gas, water, steam, electricity or oil; (b) the acts or omissions of Tenant, Tenant's Agents or any other person whomsoever; (c) theft, vandalism, fire, acts of God, public enemy, injunction, riot, insurrection, war, court order, requisition or order of governmental authority; (d) the condition of, design of or any defect (including a latent defect) in the Project or any portion thereof; and (e) any event, condition or circumstance beyond the control of Landlord.

     Section 17.2. Indemnification. EACH PARTY ("INDEMNIFYING PARTY") SHALL INDEMNIFY, PROTECT, HOLD HARMLESS AND DEFEND THE OTHER PARTY ("INDEMNIFIED PARTY"), ITS AGENTS, EMPLOYEES, CONTRACTORS, PARTNERS, DIRECTORS, OFFICERS AND ANY AFFILIATES OF THE ABOVE-MENTIONED PARTIES (COLLECTIVELY THE "INDEMNIFIED AFFILIATES") FROM AND AGAINST ANY AND ALL OBLIGATIONS, SUITS, LOSSES, JUDGMENTS, ACTIONS, DAMAGES, CLAIMS OR LIABILITY (INCLUDING, WITHOUT LIMITATION, ALL COSTS, REASONABLE ATTORNEYS' FEES, AND EXPENSES INCURRED IN CONNECTION THEREWITH) IN CONNECTION WITH ANY LOSS, INJURY OR DAMAGE (I) TO ANY PERSON OR PROPERTY WHATSOEVER OCCURRING IN, ON OR ABOUT THE LEASED PREMISES OR ANY PART THEREOF AND/OR THE BUILDING, WHEN SUCH INJURY OR DAMAGE SHALL BE CAUSED BY THE ACT, NEGLECT, FAULT OF, OR OMISSION OF ANY DUTY WITH RESPECT TO THE SAME BY THE INDEMNIFYING PARTY, OR (II) ARISING FROM A BREACH OR VIOLATION BY THE INDEMNIFYING PARTY OF ANY COURT ORDER OR ANY LAW, REGULATION, OR ORDINANCE OF ANY FEDERAL, STATE OR LOCAL AUTHORITY (COLLECTIVELY, THE "LOSSES"), EXCEPT TO THE EXTENT THE LOSSES ARE CAUSED WHOLLY OR IN PART BY THE NEGLIGENCE OR INTENTIONAL MISCONDUCT OF THE INDEMNIFIED PARTY AND/OR THE INDEMNIFIED AFFILIATES. IF ANY CLAIM IS MADE AGAINST EITHER PARTY OR THE INDEMNIFIED AFFILIATES, THE INDEMNIFYING PARTY, AT ITS SOLE COST AND EXPENSE, SHALL DEFEND ANY SUCH CLAIM, SUIT OR PROCEEDING. THE PROVISIONS OF THIS SECTION
17.2 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS LEASE WITH RESPECT TO ANY CLAIMS OR LIABILITY OCCURRING PRIOR TO SUCH EXPIRATION OR TERMINATION.

                                   ARTICLE 18
                                    NOTICES

     Each provision of this Lease which provides for the giving of any notice or the making of any demand shall be deemed to be complied with when and if the following steps are taken:

          (a) All Rental shall be payable to Landlord at Landlord's Address set forth in the Basic Lease Information or at such address as Landlord may specify from time to time by written notice delivered in accordance herewith; provided, however, in the event Landlord's mortgagee forecloses on the Project or any portion thereof, Landlord's mortgagee shall have the right to specify from time to time any other address for the payment of Rental by written notice delivered in accordance herewith.

          (b) Whenever this Lease requires or permits any consent, approval, notice, request or demand from one party to the other (individually, a "Notice"), such Notice must be in writing addressed to

     Landlord or Tenant, as the case may be, at the respective addresses set forth in the Basic Lease Information or at such other addresses as may be specified by either party from time to time by written notice delivered in accordance herewith.

All Notices shall be deemed to have been given and received when deposited in the United States Mail, Registered or Certified Mail, Return Receipt Requested, with sufficient postage prepaid and addressed to the intended recipient as provided for herein. If any Notice is given other than by Certified or Registered Mail as aforesaid, it shall be deemed to have been given when actually received as evidenced by a receipt signed by the addressee or the addressee's agent or representative.

                                   ARTICLE 19
                               GENERAL PROVISIONS

     Section 19.1. Landlord's Standard Charges. Where this Lease requires Tenant to pay fees or charges or to reimburse Landlord for any expense, such payment or reimbursement will be the standard therefor established by Landlord from time to time for all tenants in the Project on a uniform basis. Such charges or fees may include a reasonable allocation of Landlord's overhead, administrative and related costs.

     Section 19.2. Commissions. Each party represents and warrants to the other party that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the broker or agent identified in the Basic Lease Information, and each party agrees to indemnify and hold the other party harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this leasing transaction.

     Section 19.3. Invalid Provisions. Every covenant contained in this Lease is, and shall be construed as, a separate and independent covenant. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall be affected.

     Section 19.4. Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord (except as provided by Section 10.5) or Tenant (except Tenant's obligation to pay Rental), neither Landlord nor Tenant shall be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the control of Landlord or Tenant (as applicable).

     Section 19.5. Entire Agreement. Neither Landlord nor Landlord's agents, representatives or brokers have made any representations, warranties, or promises with respect to the Leased Premises or the Project except as herein expressly set forth. This Lease sets forth the entire agreement between the parties and cancels all prior negotiations, arrangements, brochures, agreements, letters of intent, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

     Section 19.6. Authority of Tenant. If Tenant is a corporation, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and existing corporation, that Tenant has been and is qualified to do business in the State of Texas, that the corporation has full right and authority to enter into this Lease and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant is a partnership, trust, or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules and governmental regulations relative to its right to do business in the State of Texas, that such entity has the full right and authority to enter into this Lease and that all persons signing on behalf of Tenant were authorized to do so by any and all necessary or appropriate partnership, trust, or other actions.

     Section 19.7. Approval by Landlord's Mortgage. If, in connection with obtaining financing for the Building or any ground or underlying Lease, any lender shall request reasonable modifications in this Lease as a condition for such financing. Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not materially increase the obligations of Tenant hereunder or materially adversely affect either the leasehold interest hereby created or Tenant's use and enjoyment of the Leased Premises.

     Section 19.8. Governing Laws. This Lease shall be governed by and construed under the laws of the State of Texas. Any action brought to enforce or interpret this Lease shall be brought in the court of appropriate jurisdiction in the county in which the Project is located.

     Section 19.9. Building Name. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Leased Premises. Landlord may, at any time and without notice to Tenant, change the name of the Building, and Landlord shall not be liable to Tenant for any damages, costs, or expenses incurred by Tenant as a result of such change.

     Section 19.10. Additional Rights Reserved to Landlord. Landlord reserves the following rights:

          (a) To install, affix, and maintain any and all signs on or about the exterior of the Building and in the Common Areas, Service Areas, and Support Areas.

          (b) To approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators, and other similar equipment, and to approve all internal lighting that may be visible from the exterior of the Building.

          (c) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Leased Premises. No locks shall be changed or added without providing Landlord with a prior written notice thereof; provided, however, in the event of a breach of security or other emergency situation, Tenant shall have the right to change or add locks and immediately thereafter provide Landlord with written notice thereof. In the event Tenant changes or adds locks, Tenant shall provide Landlord with copies of the keys for such new locks.

          (d) To require all furniture and similar items and all safes and other heavy equipment and articles to be moved into and out of the Building and Leased Premises at such times and in such manner as Landlord directs. Movements of Tenant's property into or out of the Building are entirely at the risk and responsibility of Tenant.

          (e) To prohibit the placing of vending or dispensing machines of any kind where such vending or dispensing machines might be visible from the exterior or lobby of the Leased Premises.

          (f) To enter into and upon any and all parts of the Leased Premises, at reasonable hours upon 24 hours' notice (or, in any emergency, at any hour and upon such notice, if any, as may be reasonable under the circumstances), (i) in order for Landlord and/or Tenant to be in compliance with its obligations under this Lease, (ii) to provide any service which Landlord is now or hereafter obligated to furnish to tenants of the Building, (iii) to exhibit the Leased Premises to prospective purchasers or lenders or to prospective tenants and (iv) to inspect the Leased Premises. Tenant shall not be entitled to any abatement or reduction of Rental by reason of such entry.

          (g) To take all such reasonable measures as Landlord deems advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, the temporary interruption of services to be provided by Landlord hereunder, and the closing of the Building after customary business hours, subject, however, to Tenant's right to admittance when the Building is closed under such reasonable regulations as Landlord may prescribe from time to time for uniform application to all tenants.

     SECTION 19.11. LANDLORD'S PREMISES. All the outside walls and windows of the Leased Premises, and terraces or roofs adjacent to the Leased Premises, the outside plaza area and any Service Areas in the Leased Premises, any and all mechanical, electrical, telephone and similar rooms, janitor closets, or other Building facilities, and the use thereof, as well as access thereto through the Leased Premises for the purpose of operation, maintenance, decoration and repairs, are expressly reserved to Landlord, except as otherwise expressly stated herein; provided, however, that in exercising such rights of access to the Leased Premises, Landlord agrees to use all reasonable efforts not to disrupt unreasonably the operations of Tenant except in the case of emergencies, and in that event only to the extent required to respond to such emergency in an appropriate manner.

     SECTION 19.12. TENANT'S PLANS. Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements or alterations in the Leased Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications,or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Leased Premises in accordance with such drawings, plans and specifications under the terms of this Lease.

     SECTION 19.13. GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural unless the context otherwise requires.

     SECTION 19.14 GRAPHICS. Landlord shall provide and install, at Tenant's expense, Building Standard graphics on or at the exterior doors of the Leased Premises. Subsequent changes to Building Standard graphics on such exterior doors shall be at the expense of Tenant. Anything to the contrary herein notwithstanding, it is agreed that Tenant may use such graphics within the Leased Premises as Tenant may deem appropriate; provided, however, that any such graphics which may be visible from any public areas of the Project or from outside the Project shall be subject to Landlord's prior approval (which approval shall not be unreasonably withheld).

     SECTION 19.15 BINDING EFFECT. All of the covenants, agreements, terms and conditions to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, executors, administrators, personal representatives, successors and, to the extent assignment and subleasing is permitted hereunder, their respective assigns and subtenants. Landlord agrees to provide Tenant with notice of (i) any transfer of the Building, (ii) any transfer of Landlord's obligations hereunder, and
(iii) the identity of the successor owner of the Building ("Successor"), which notice shall confirm such Successor's assumption of Landlord's obligations accruing from and after the date of the transfer.

     Section 19.16. Holding Over. Should Tenant continue to hold the Leased Premises after termination of this Lease, whether by lapse of time or otherwise, such holding over shall constitute and be construed as a tenancy at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to other Rental, a daily Base Rental equal to one-thirtieth (1/30th) of an amount equal to 150% of the amount of the monthly installments of Base Rental payable during the last month prior to termination. Except as otherwise provided in this
Section 19.16, such holdover tenancy shall be upon and subject to all of the other terms, provisions, covenants and agreements set forth herein except any right to renew or extend this Lease or to expand the Leased Premises.

     Section 19.17. Acceptance of the Leased Premises. Taking possession of the Leased Premises by Tenant shall be conclusive evidence that: (a) the Leasehold Improvements are substantially complete except for "punch list" items (if any) or, if no Leasehold Improvements are being provided, that the Leased Premises are accepted "AS IS" and "WITH ALL FAULTS"; (b) Tenant accepts the Project as suitable for the purposes for which the Leased Premises are leased; (c) Tenant accepts the Project as being in a good and satisfactory condition; and (d) Tenant waives any defects (including latent defects) in the Leased Premises, Building and Project. Tenant acknowledges that no representations or warranties regarding the condition of the Project or any portion thereof have been made by Landlord except as may be specifically set forth herein. LANDLORD EXPRESSLY DISCLAIMS, AND TENANT HEREBY WAIVES TO THE FULL EXTENT PERMITTED BY LAW, ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND ANY AND ALL OTHER IMPLIED WARRANTIES (WHETHER ARISING BY VIRTUE OF STATUTE, CASE LAW OR OTHERWISE) AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF, DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED. The forgoing shall not be construed to relieve Landlord from its obligations which are expressly set forth in this Lease.

     Section 19.18. Joint and Several Liability. If there is more than one Tenant, the obligations imposed by this Lease shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor, nor shall any such guarantor be released from its guarantee for any reason whatsoever, including, without limitation, any amendment of this Lease, any forebearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or such guarantor any notices, the release of any party liable for the payment of Tenant's obligations hereunder, or the release of any collateral securing Tenant's obligations hereunder.

     Section 19.19. Estoppel Certificate. Tenant agrees, from time to time, within ten (10) days after request by Landlord, to deliver to Landlord or Landlord's designee, a certificate of occupancy, financial statements (which may be Tenant's publicly available financial statements, so long as Tenant is a publicly held company) and an estoppel certificate stating (1) this Lease is in full force and effect, (2) the date to which rent is paid, (3) whether there is a default on the part of Landlord or Tenant under this Lease, (4) whether Tenant has any right of offset, claims or defenses to the performance of its obligations under this Lease, and (5) such other factual matters pertaining to this Lease as may be reasonably requested by Landlord. Tenant shall be entitled to make such qualifications to the statements in such estoppel certificate as are necessary to make them factually accurate. Tenant shall not be required to provide estoppel certificates more frequently than four (4) times in any calendar year. If Tenant fails to deliver the same within such ten (10) day period such certificate as submitted by Landlord or Landlord's designee, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a certificate within fifteen (15) days after receipt by Tenant of the certificate submitted by Landlord or Landlord's designee, as the case may be.

     Section 19.20. Payment of Rental. In the event Tenant fails to make any payment due hereunder within five (5) days of the payment due date, to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord on demand a late charge in an amount equal to three percent (3%) of such payment; and the failure to pay such amount within five (5) days after demand therefor shall be an additional default hereunder; provided, however, that in the case of Base Rental or the regularly scheduled monthly payment of Operating Expenses, Tenant shall be entitled to five (5) days' notice and opportunity to cure on two (2) occasions during any twelve month period without incurring a late charge. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In no event, however, shall the charges permitted under this Section 19.20 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the amount of interest that Landlord could have charged, received or collected on the indebtedness in question at the Highest Lawful Rate.

     Section 19.21. Time of the Essence. Time is of the essence in the performance by Tenant of all its obligations hereunder.

     Section 19.22. Parking. Tenant agrees that no parking is provided unless specifically provided for in an addendum or exhibit attached hereto.

     SECTION 19.23. DEFINITIONS AND BASIC LEASE PROVISIONS. The definitions and basic provisions set forth in the Basic Lease Information are incorporated herein by reference for all purposes.

     SECTION 19.24. RELOCATION. [Intentionally Omitted]

     SECTION 19.25. PROHIBITION ON PLACEMENT OR DISPOSAL OF HAZARDONS OR TOXIC MATERIALS. Tenant shall never incorporate into, or dispose of, at, in or under the Leased Premises, the Building or the Land any toxic or hazardous materials (as defined hereafter). Tenant further agrees not to use at, place in, or store at the Leased Premises any toxic or hazardous materials, except for those toxic or hazardous materials that are either (a) office supplies or (b) kitchen cleaning materials that are generally considered to be a household cleaner and are purchased in a container not larger than one (1) gallon and then only if
(i) all such toxic or hazardous materials, supplies and materials are properly labeled and contained, (ii) all such toxic or hazardous materials are stored, handled, transported and disposed of in accordance with highest accepted industry standards and all applicable laws, rules and regulations, and (iii) if a material safety data sheet is required under applicable laws to accompany the toxic or hazardous materials, supplies or materials, a copy of such current material safety data sheet is provided to Landlord. For the purposes of this Lease, "toxic or hazardous materials" shall mean hazardous or toxic chemicals or any materials containing hazardous or toxic chemicals at levels or content which cause such materials to be classified as hazardous or toxic as then prescribed by the highest industry standards or by the then current levels or content as set from time to time by the U.S. Environmental Protection Agency ("EPA") or the U.S. Occupational Safety and Health Administration ("OSHA") or as defined under 29 CFR 1910 or 29 CFR 1925 or other applicable governmental laws, rules or regulations. In the event there is a spill of a toxic or hazardous materials (other than permitted office supplies and kitchen cleaning supplies) at the Leased Premises, the Building or the Land of which Tenant is aware, Tenant shall notify Landlord of the method, time and procedure for any clean-up and removal of such toxic or hazardous materials; and, Landlord shall have the right to require reasonable changes in such method, time or procedure. In the event there is a spill of a toxic or hazardous material that comes from office supplies in the Leased Premises, Tenant shall notify Landlord if the spill would in any way endanger or pose a threat to Tenant's employees, Building maintenance or custodial personnel, other Building tenants or the general public. In the event of any breach of this provision by Tenant or any contamination of the Leased Premises, the Building or the Land, by Tenant, Tenant shall pay all costs for the removal or abatement or clean-up of any toxic or hazardous materials at the Leased premises, the Building and the Land. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges. If the audit discloses Tenant caused the release of hazardous materials and if such requirement applies to the Leased Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request (but in no event more often than annually at Landlord's request) or otherwise at such times as requested by Landlord's mortgagee, concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Leased Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Leased Premises occurring while Tenant is in possession or elsewhere if caused by Tenant or persons acting under Tenant. Landlord hereby agrees to indemnify and hold Tenant harmless from and against any and all costs of remediation, removal and clean-up (and fines and penalties relating thereto) of and from contamination of the Land by toxic or hazardous materials to the extent required by applicable law, which contamination exists as of the Rent Commencement Date as a result of the acts of Landlord or its contractors; provided, however, Landlord's indemnification obligations shall not apply to any such contamination to the extent it results from the acts or omissions of Tenant, its agents, employees, licensees, invitees, contractors, sublessees, assignees or successors in interest. This
Section 19.25 shall survive the expiration or any termination of this Lease. Following the expiration of this Lease and upon Tenant's providing Landlord an environmental site assessment in form and substance reasonably satisfactory to Landlord and evidencing that Tenant is not then in breach of this Section
19.25, Landlord agrees to acknowledge in writing that Tenant has been released from liability under this Section 19.25. Landlord shall not join Tenant as a co-defendant in any litigation of environmental liability unless Tenant or Tenant's agents, employees, licensees, invitees, contractors, sublessees, assignees or successors in interest are responsible, in whole or in part, for the contamination at issue in the lawsuit.

     SECTION 19.26. NO OFFER. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord shall execute a copy of this Lease and deliver the same to Tenant.

     SECTION 19.27. NO MERGER. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Leased Premises, or any part thereof, by reason of the fact that the same person or entity may acquire or hold, directly or indirectly, this Lease or such leasehold estate as well as the fee estate in the leased Premises or any interest in such fee estate.

                              LANDLORD:

                              HERITAGE COMMONS I, LTD.,
                              a Texas limited partnership

                              By: Hillwood Operating, L.P., a Texas limited partnership, its general partner

                              By:  Hillwood Development Corporation,
                                   a Texas corporation, its general partner

                              By:  Illegible
                                   ------------------------------------------
                              Its: V.P.
                                   ------------------------------------------


                              TENANT:
                              AMERITRADE HOLDING CORPORATION,
                              a Delaware corporation


                              By:  Susan M. Hohman
                                   ------------------------------------------
                              Its: V.P. Inf. & Facilities
                                   ------------------------------------------

                                       20

                                  EXHIBIT "A"


BEING a tract of land situated in the A.C. Warren Survey, Abstract No. 1687, Tarrant County, Texas and being a portion of that tract of land as described by deed to Hillwood/2470, Ltd. formerly known as Alliance Airport, Ltd. and recorded in Volume 9378, Page 2033, County Records, Tarrant County, Texas, said tract of land being more particularly described by metes and bounds as follows:

COMMENCING at the intersection of the westerly right-of-way line of Interstate Highway 35W (a variable width right-of-way) with the northerly line of the 470 foot Floodway right-of-way as recorded in Cabinet A, Slide No. 379, said County Records;

THENCE N 10 degrees 38'57"E, 283.55 feet along the westerly right-of-way line of said Interstate Highway 35W to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set, the POINT OF BEGINNING;

THENCE N 79 degrees 21'03"W, 50.00 feet to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set, the beginning of a curve to the right;

THENCE 40.52 feet along the are of said curve to the right through a central angle of 27 degrees 09'50", a radius of 85.47 feet and a long chord of N 66 degrees 46'08"W, 40.14 feet to a 5/8 inch iron rod with cap stamped
"Carter & Burgess" set;

THENCE N 52 degrees 11'13"W, 33.11 feet to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set, the beginning of a curve to the left;

THENCE 382.48 feet along the arc of said curve to the left through a central angle of 48 degrees 41'52", a radius of 450.00 feet and a long chord of N 76 degrees 32'12"W, 371.07 feet to a 5/8 inch iron rod with cap stamped
"Carter & Burgess" set, the beginning of a reverse curve to the right;

THENCE 140.82 feet along the arc of said reverse curve to the right through a central angle of 32 degrees 16'26", a radius of 250.00 feet and a long chord of N 84 degrees 44'58"W, 138.57 feet to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set;

THENCE N 68 degrees 36'45"W, 70.00 feet to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set, the beginning of a curve to the right;

THENCE 47.12 feet along the arc of said curve to the right through a central angle of 90 degrees 00'00", a radius of 30.00 feet and a long chord of N 23 degrees 36'45"W, 42.43 feet to a 5/8 inch iron rod with cap stamped
"Carter & Burgess" set in the easterly right-of-way line of Heritage Parkway (a 100 foot right-of-way) as recorded in Cabinet A, Slide No. 379, said County Records;

THENCE N 21 degrees 23'15"E, 287.76 feet along said easterly right-of-way line to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set, the beginning of a curve to the left;

THENCE 408.89 feet along the arc of said curve to the left and continuing along said easterly right-of-way line through a central angle of 11 degrees 25'41", a radius of 2050.00 feet and a long chord of N 15 degrees 40'24"E, 408.21 feet to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set;

THENCE N 09 degrees 57'34"E, 53.02 feet continuing along said easterly right-of-way line to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set, the beginning of a curve to the right;

THENCE 47.12 feet along the arc of said curve to the right and continuing along said easterly right-of-way line through a central angle of 90 degrees 00'00", a radius of 30.00 feet and a long chord of N 54 degrees 57'33"E, 42.43 feet to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set;

THENCE S 80 degrees 02'26"E, 605.78 feet to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set in the westerly right-of-way line of Interstate Highway 35W, the beginning of a non-tangent curve to the left;

THENCE 31.31 feet along the arc of said non-tangent curve to the left and continuing along said westerly right-of-way line through a central angle of 00 degrees 18'09", a radius of 6931.30 feet and a long chord of S 14 degrees 25'58"W, 31.31 feet to a 5/8 inch iron rod with cap stamped
"Carter & Burgess" set;

THENCE S 75 degrees 43'07"E, 10.00 feet continuing along said westerly right-of-way line to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set, the beginning of a non-tangent curve to the left;

THENCE 375.38 feet along the arc of said curve to the left and continuing along said westerly right-of-way line through a central angle of 03 degrees 37'56", a radius of 5921.30 feet and a long chord of S 12 degrees 27'55"W, 375.31 feet to a 5/8 inch iron rod with cap stamped "Carter & Burgess" set;

THENCE S 10 degrees 38'57"W, 450.83 feet continuing along said westerly right-of-way line to the POINT OF BEGINNING and containing 538,360 square feet or 12.399 acres of land, more or less.

                                  EXHIBIT "B"

                               HERITAGE COMMONS I
                            SOUTH WING - FIRST FLOOR

                               HERITAGE COMMONS I
                           SOUTH WING - SECOND FLOOR

                                   EXHIBIT C

                             SUPPLEMENTAL AGREEMENT

     This agreement is entered into on ___________, 19__, by __________________
("Landlord") and ______________________ ("Tenant"), pursuant to Section 1.4 of the Standard Building Lease Agreement ("Lease") dated _____________, 19__, executed by Landlord and Tenant. All terms used herein have the same meaning as in the Lease. This agreement amends the Lease (including the Basic Lease Information) to the extent of the matters set forth herein.

     1. The Rent Commencement Date is April 1, 1999.

     2. The Leased Premises contain 21,015 square feet of Net Rentable Area.

     3. The Building contains 57,475 square feet of Net Rentable Area.

     4. Tenant's Proportionate Share is 36.56%.

     5. Tenant's Base Rental during the first year of the Term is $24,307.35 per month.

     6. Landlord's estimate of Tenant's Proportionate Share of Operating Expenses for the ensuing Operating Year (or portion thereof) is $________, payable in equal monthly installments of $________.

                                   LANDLORD:

                                   HERITAGE COMMONS I, LTD.,
                                   a Texas limited partnership

                                   By: Hillwood Operating, L.P., a Texas limited
                                       partnership, its general partner

                                   By: Hillwood Development Corporation,
                                       a Texas corporation, its general partner

                                   By:
                                        ----------------------------------------
                                   Its:
                                        ----------------------------------------

                                   TENANT:

                                   AMERITRADE HOLDING CORPORATION,
                                   a Delaware corporation

                                   By:  /s/ SUSAN M. HOHMAN
                                        ----------------------------------------
                                   Its: VP, Inf. & Facilities
                                        ----------------------------------------

                                   EXHIBIT D

                             LEASEHOLD IMPROVEMENTS

                            [Intentionally Omitted]

                                   EXHIBIT E

                             RULES AND REGULATIONS

     1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas of the Building shall not be obstructed or used for any purpose other than ingress and egress and for going from one to another part of the Building.

     2. Plumbing fixtures and appliances shall be used only for the purposes for which designed or constructed, and no sweepings, rubbish, rags, or other unsuitable or unsightly material shall be thrown or placed therein. The cost of repairing any fixtures or appliances resulting from misuse by a tenant shall be paid by such tenant.

     3. No signs, posters, advertisements, or notices shall be painted or affixed on or to any windows or doors or other part of the Building except of such color, size, and style and in such places as shall be first approved in writing by Landlord. No nails, hooks, or screws shall be driven or inserted in any part of the Building except by the Landlord's building maintenance personnel.

     4. Landlord will provide and maintain in the Building lobby area an alphabetical directory board for all tenants, and no other directory shall be permitted. Tenants will be identified on such directory board by the name of the tenant, such tenant's suite number and, if requested by the tenant, by the name of such tenant's chief executive officer or principal; however, such identification shall be limited to a maximum of three (3) strips on such directory. The style and size of lettering on such directory shall be determined by Landlord.

     5. Landlord shall provide Building Standard locks for doors in each tenant's leased premises, and no tenant shall place any additional lock or locks on any door in its leased premises. One hundred thirty (130) key(s) or electronic passes to the locks on the doors in Tenant's premises shall be furnished by Landlord, and Tenant shall not have any duplicate keys or electronic passes made. Additional keys or electronic passes shall be supplied by Landlord at tenant's cost and expense. If access cards are to be used in connection with the Building, Landlord will provide the initial cards at Landlord's expense; however, any additional or replacement cards will be supplied by Landlord at the tenant's expense.

     6. All tenants will refer all contractors, contractors' representatives, installation technicians and repair persons rendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractual or other services.

     7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which requires use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to such hours as Landlord shall designate, and shall not be undertaken without Landlord's prior written consent. All such movement shall be under the supervision of Landlord and in the manner agreed between tenant and Landlord by prearrangement before performance. Such prearrangement initiated by tenant will include determination by Landlord as to the time, method and routing of movement, and as to limitations for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. The tenants assume all risks as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for tenant; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from, any act in connection with such service performed for a tenant.

     8. Tenant shall not place a load upon any floor of the Building which exceeds the floor load per square foot which such floor was designed to carry or which is allowed by applicable Building code. Landlord shall have the right to prescribe the weight and position of safes, concentrations of file cabinets, computers and other heavy equipment, property or installations, which shall in all cases stand on supporting devices approved by Landlord. All damage done to the floor, the walls or any part of the Building by taking in or removing any property of a tenant, or done by tenant's property while in the Building, shall be repaired at the expense of such tenant.

     9. Tenants shall notify the property manager when heavy equipment or property is to be taken in or out of the Building, and the moving shall be done under the supervision of the Building manager, after written permission from Landlord. Persons employed to move such equipment or property must be acceptable to Landlord.

     10.  Corridor doors, when not in use, shall be kept closed.

     11. No furniture, packages, or bulky material of any kind will be received in the Building or carried up or down stairs or in the elevators, except in the manner and at the times specified by Landlord.

     12. Each tenant shall cooperate with Landlord's employees in keeping its premises neat and clean.

     13. To insure orderly operation of the Building, no ice, mineral or other water, towels, newspapers etc. shall be delivered to any premises except by persons appointed or approved by Landlord.

     14. Should tenant require telegraphic, telephonic, Muzak or other communication or entertainment services, Landlord will direct the electrician where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct.

     15. Tenants shall not make or permit any improper noises in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     16. Nothing (including, without limitation, boxes, crates or excess trash) shall be swept into, disposed of or deposited, in the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, or about the Building or tenant's premises.

     17. Business machines and mechanical equipment belonging to the tenant which cause noise and/or vibration that may be transmitted to the structure of the Building or to any leased space so as to be objectionable to Landlord or any tenants in the Building shall be placed and maintained by the tenant, at the tenant's expense, in adequate settings of cork, rubber, or spring type noise and/or vibration eliminators.

     18. No portion of any tenant's premises shall at any time be used or occupied as sleeping or lodging quarters.

     19. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's premises or public areas regardless of whether such loss occurs when such area is locked against entry or not.

     20.  Canvassing, soliciting, and peddling in the Building is prohibited.

     21. All deliveries must be made via the service entrance and service elevators during normal business hours or as otherwise directed or scheduled by Landlord. Prior approval must be obtained from Landlord for any deliveries that must be received after normal business hours.

     22. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires or the like. Use of hand trucks, dollies and all such conveyances shall be restricted to freight or other passageways and elevators.

     23. The premises shall not be used for conducting any barter, trade, or exchange of goods or sale through promotional give-away gimmicks or any business involving the sale of second-hand goods, insurance salvage stock, or fire sale stock, and shall not be used for any auction or pawnshop business, any fire sale, bankruptcy sale, going-out-of-business sale, moving sale, bulk sale, or any other business which, because of merchandising methods or otherwise, would tend to lower the character of the Building, or which would be in violation of any law.

     24. Tenant must dispose of crates, boxes, etc., which will not fit into office wastepaper baskets.

     25. Tenant will be responsible for any damage to carpeting and flooring as a result of rust or corrosion of file cabinets, pot holders, roller chairs, and metal objects.

     26. Tenants employing laborers or others outside of the Building shall not have their employees paid in the Building.

     27. Tenant shall not advertise the business, profession or activities of tenant in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto or use the name of the Building for any purpose other than that of the business address of tenant or use any picture or likeness of the Building or the Building name in any circulars, notices, advertisements, containers, or wrapping material, without Landlord's express prior consent in writing.

     28. Tenant shall not permit, erect and/or place drapes, furniture, fixtures, shelving display cases or tables, lights and signs and advertising devices in front of or in the proximity of interior and exterior windows, glass panels, or glass doors providing a view into the interior of tenant's premises unless same shall have first been approved in writing by Landlord.

     29. It is the express obligation of the tenant to inform in a timely manner each of its employees, agents, invitees or guests of the rules and regulations of the Building and to cause such parties to comply therewith.

     30. All holiday and other temporary or special installations or decoration which a tenant desires to install in the tenant's premises must be first approved by Landlord and must be flame retardant.

     31. Tenants shall not place or use or keep in the Building gasoline, kerosene oil, acids, caustics or any inflammable or explosive fluid or substance, or any illuminating material, unless it is battery powered, UL approved. Lessee shall not cook on the premises.

     32. Tenants, employees or agents, or anyone else who desires to enter the Building after normal business hours, may be required to provide appropriate identification and sign in upon entry, and sign out upon leaving, giving the location during such person's stay and such person's time of arrival and departure, and shall otherwise comply with any reasonable access control procedures as Landlord may from time to time institute.

         33. Landlord has the right to evacuate the Building in event of emergency or catastrophe.

                                   EXHIBIT F

                                    PARKING

         Tenant shall be permitted to use 130 vehicular parking spaces on the surface parking lot associated with the Building ("Parking Lot") during the Term subject to such terms, conditions and regulations as are from time to time applicable to patrons of the Parking Lot. Upon Tenant's written request during the Term of this Lease, Landlord shall designate by physical markings, signage, or other visible means, some or all of said 130 parking spaces (within the shaded area shown on the Site Plan attached hereto as Exhibit "F-1" and made a part hereof) as being for use by Tenant and its employees and invitees, the number of such spaces that are so designated to be determined by Landlord; provided, however, Landlord shall designate at least 100 out of said 130 spaces. From and after the designation of any such spaces by Landlord, parking by Tenant and its employees and invitees with respect to the number of spaces so designated by Landlord shall be limited to the parking spaces so designated by Landlord (and Tenant shall instruct and require its employees and invitees to limit their parking to such designated spaces); provided, however, if Landlord elects to designate fewer than the full allotment of 130 spaces, then Tenant and its employees and invitees shall be permitted to park in spaces other than the designated spaces with respect to the number of spaces (out of the total of 130) that Landlord elects not to so designate. Such parking spaces shall be made available to Tenant on a first-come first-serve basis, it being agreed that Landlord shall have no obligation to patrol, police, monitor or take any other actions to ensure that Tenant has the use of all such 130 spaces.

                                 EXHIBIT "F-1"

                              MAP OF PARKING AREA

                                   EXHIBIT G

STATE OF TEXAS      )

COUNTY OF TARRANT   )

            SUBORDINATION, ATTORNMENT, AND NON-DISTURBANCE AGREEMENT

     THIS SUBORDINATION, ATTORNMENT, AND NON-DISTURBANCE AGREEMENT (this "Agreement") is made and entered into as of the ____ day of ________, 1999, by and between AMERITRADE HOLDING CORPORATION, a Delaware corporation ("Tenant"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                R E C I T A L S:

     Tenant is the present tenant under that certain Lease Agreement dated ___________, 1999 (hereinafter the "Lease"), with respect to an approximately 21,015 square feet of floor space located on the parcel of real property more particularly described in Exhibit A attached hereto and made a part hereof. The premises demised to Tenant under the Lease, as more particularly described therein, are referred to herein as the "Premises."

     Heritage Commons I, Ltd., as the landlord under the Lease (the "Landlord"), has obtained a loan from Bank, which is secured by a first Deed of Trust and Security Agreement covering the Premises and an Assignment of Rents and Leases which collaterally assign to Lender all leases relating thereto. Said Deed of Trust and Security Agreement and Assignment of Rents and Leases, as the same may hereafter be amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time (the consent of Tenant to which shall not be required), are referred to herein as the "Security Instruments." As a condition to making such loan, Bank has required that Tenant execute this instrument. The Deed of Trust and the Assignment of Rents and Leases are recorded at Instrument No. ______________,
Volume   , Page   , and Instrument No. ______________, Volume   , Page   ,
respectively, of the Real Property Records of Tarrant County, Texas.

                               A G R E E M E N T

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and as an inducement to Bank to extend financing to the Landlord, the parties hereto do mutually covenant and agree as follows:

     1. SUBORDINATION. The Lease shall at all times be subject and subordinate in all respects to the Security Instruments, the lien and security interest imposed by the Security Instruments, and all advances made under the Security Instruments.

     2. BANK'S RIGHT TO CURE. Notwithstanding anything to the contrary in the Lease or this Agreement, Tenant shall give written notice simultaneously to Landlord and to Bank of any default or breach by Landlord under the Lease that are of such a nature as to give Tenant a right to terminate the Lease, to reduce rent, or to credit or offset any amounts against future rents. After Bank receives such notice, Bank shall have the same time period available to Landlord under the Lease in which to cure the breach or default by Landlord. Bank shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord.

     3. NON-DISTURBANCE. So long as Tenant is not in default in the payment of rent, additional rent, or other charges or conditions of the Lease, Tenant shall not be disturbed by Bank in Tenant's possession, enjoyment, use, and occupancy of the Premises during the original or any renewal term of the Lease or any extension or modification thereof.

     4. PAYMENT OF RENTS TO BANK. Upon Bank's written request and without regard to contrary instructions from Landlord, Tenant agrees that it will make the payments to be made by Tenant under the Lease directly to Bank. Prior to the time that Bank shall succeed to the interest of Landlord in the Premises as described in Section 5 below, receipt of such payments by Bank shall not relieve Landlord of its obligations under the Lease nor operate to make bank responsible for the performance thereof, and Tenant shall continue to look solely to Landlord for performance of such obligations.

     5. ATTORNMENT. If the interest of Landlord in the Premises shall be acquired by Bank or any other successor landlord through foreclosure, deed in lieu of foreclosure, or by any other method, and Bank shall succeed to the interest of Landlord under the Lease, then the Lease shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the terms thereof. Tenant shall thereupon be bound to Bank, and Bank shall be bound to Tenant, under all the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining, and any extensions or renewals thereof, with the same force and effect as if Bank was the original landlord under the Lease. Tenant does hereby attorn to Bank as its landlord, said attornment to be effective and self-operative without the execution of any additional documents by the parties hereto immediately upon Bank's succeeding to the interest of Landlord under the Lease.

     6. PROTECTION OF BANK. Notwithstanding anything to the contrary in the Lease or the Security Instruments, Bank shall not be liable for or bound by any of the following matters.

     (a) except for any default or breach of which Bank has been notified pursuant to Section 2 hereof but has failed to cure, any default or breach in the Landlord's obligations under the Lease occurring prior to the time bank succeeds to the interest of Landlord in the Premises;

     (b) any payment of rent (including fixed rent, percentage rent, or additional rent) that Tenant might have made to Landlord more than thirty (30) days before the date such rent was first due and payable under the Lease with respect to ant period after the time Bank succeeds to the interest due and payable under the Lease with respect to any period after the time Bank succeeds to the interest of Landlord in the Premises;

     (c) any deposit or security which was delivered to Landlord but which was not subsequently delivered to Bank;

     (d) any material modification or material amendment to the Lease, or any waiver of any material terms of the Lease, made without Bank's prior written consent as required by the Security Instruments;

     (e) any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, made without Bank's prior written consent as required by the Security Instruments; or

     (f) any obligation of Landlord under the Lease to make, pay for, or reimburse Tenant for any construction, alterations, demolition, or other improvements or work at the Premises (other than day-to-day maintenance and repairs and provided same shall not restrict Tenant's right to abate Base Rent in the event of Landlord's default under the Lease).

      7. NOTICES. All notices, demands, or requests, and responses thereto, required or permitted to be given pursuant to this Agreement shall be in writing and shall be given or served by the United States mail, postage prepaid and certified with return receipt requested, or by a nationally recognized overnight courier service, addressed as follows:

          If to Bank:

          SouthTrust Bank, National Association
          420 North 20th Street, 11th Floor
          Commercial Real Estate Group
          Birmingham, Alabama 35203

          And to:

          SouthTrust Bank, National Association
          230 Fourth Avenue North
          Eighth Floor
          Nashville, Tennessee 37219
          Attn: Mr. Daniel S. Harrington

          If to Tenant:

          Ameritrade Holding Corporation
          10825 Harney Street
          Bellevue, Nebraska 68154

          With copy to:

          J. Andrew Rogers
          Kelly, Hart, & Hallman
          201 Main Street, Suite 2500
          Fort Worth, Texas 76102

or at such other single address in the United States as either party may by notice in writing designate. Any notice shall be effective the next business day after being sent by overnight courier service and five (5) business days after being sent by certified mail (return receipt requested).

     8. SUCCESSORS AND ASSIGNS. This Agreement shall bind and benefit the parties, their successors and assigns. If Bank assigns the Security Instruments, then upon delivery to Tenant of written notice thereof accompanied by the assignee's written assumption of all obligations under this Agreement, all liability of the assignor shall terminate.

     9. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between Bank and Tenant regarding the subordination of the Lease to the Security Instruments and the rights and obligations of Tenant and Bank as to the subject matter of this Agreement.

     10. INTERACTION WITH LEASE WITH SECURITY INSTRUMENTS. If this Agreement conflicts with the Lease, then this Agreement shall govern as between Tenant and Bank, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Security Instruments. Bank confirms that Bank has consented to Landlord's entering into the Lease.

     11. INTERPRETATION; GOVERNING LAW. The interpretation, validity, and enforcement of this Agreement shall be governed by and constructed under the internal laws of the State of Texas.

     12. AMENDMENTS. This Agreement may be amended, discharged, or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.

     13. EXECUTION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     14. WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSS-CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LEASE, OR THE SECURITY INSTRUMENTS. TENANT CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK OR BANK'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed, as of the day and year first above written.

                                          TENANT:

                                          AMERITRADE HOLDING CORPORATION, a
                                          Delaware corporation

                                          By: /s/ SUSAN M. HOHMAN
                                             -----------------------------------
                                          Name: Susan Hohman
                                          Title: Vice-President of
                                                 Infrastructure and Facilities
                                          Date of execution: 04-20-99
                                                            --------------------


                                          BANK:

                                          SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                                          a national banking association

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------
                                          Date of execution:
                                                            --------------------

STATE OF  Nebraska                    )
         --------------------------
COUNTY OF  Douglas                    )
          -------------------------

     This instrument was acknowledged before me on April 20, 1999 by Susan M. Hohan, Vice President of Infrastructure and Facilities, on behalf of Ameritrade Holding Corporation

                                          /s/ JAMES W. MAENNER
                                         ---------------------------------------
                                         Notary Public

                                         My commission expires: 2/4/02
                                                               -----------------

                                                                 [NOTARIAL SEAL]

[NOTARIAL SEAL]

STATE OF                              )
         --------------------------
COUNTY OF                             )
          -------------------------

     This instrument was acknowledged before me on _______________, 1999 by ___________________. ___________________ of SouthTrust Bank, National
Association, a national banking association, on behalf of said association.


                                         ---------------------------------------
                                         Notary Public

                                         My commission expires:
                                                               -----------------

[NOTARIAL SEAL]

                               LANDLORD'S CONSENT

     Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord's request. The foregoing Agreement shall not alter, waive, or diminish any of Landlord's obligations under the Security Instruments or the Lease. The foregoing Agreement discharges the obligations of Bank under the Security Instruments and related loan documents, if any, to enter into a nondisturbance agreement with Tenant. Landlord is not a party to the foregoing Agreement.

                                    LANDLORD:

                                    HERITAGE COMMONS I, LTD.,

                                    By:  Hillwood Operating, L.P., a Texas
                                         limited partnership, its general
                                         partner

                                          By:  Hillwood Development Corporation,
                                               a Texas corporation, its general
                                               partner

                                               By:
                                                  ------------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------


STATE OF                              )
         --------------------------
COUNTY OF                             )
          -------------------------

     This instrument was acknowledged before me on ____________, 1999, by _________________. ________________ of Hillwood Development Corporation, a
Texas corporation, the general partner of Hillwood Operating, L.P. a Texas limited partnership, general partner of Heritage Commons I, Ltd., a Texas limited partnership, on behalf of said partnership.



                                         ---------------------------------------
                                         Notary Public

                                         My commission expires:
                                                               -----------------

[NOTARIAL SEAL]

                                 EXHIBIT TO "A"
            SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

                           [Insert legal description]